As filed with the U.S. Securities and Exchange Commission on August 29, 2019

File No. 333-64981

File No. 811-09025

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

POST-EFFECTIVE AMENDMENT NO. 34	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

AMENDMENT NO. 36	☒

NEW COVENANT FUNDS

(Exact Name of Registrant as Specified in Charter)

SEI Investments Company

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(Address of Principal Executive Offices, Zip Code)

1-610-676-1000

(Registrant’s Telephone Number)

Timothy D. Barto, Esq.

SEI Investments Company One Freedom Valley Drive

Oaks, Pennsylvania 19456

(Name and Address of Agent for Service)

Copy to:

Timothy W. Levin, Esquire

Morgan, Lewis & Bockius  LLP

1701 Market Street

Philadelphia, Pennsylvania 19103

It is proposed that this filing become  effective (check  appropriate box)

☐                                    Immediately upon filing pursuant to paragraph (b)

☐                                    On [date] pursuant to paragraph (b)

☒                                  60 days after filing pursuant to paragraph (a)(1)

☐                                    on [date] pursuant to paragraph (a)(1)

☐                                    75 days after filing pursuant to paragraph (a)(2)

☐            On [date]  pursuant to paragraph (a) of Rule 485

[INSERT GRAPHIC]

PROSPECTUS

[OCTOBER 31, 2019]

NEW COVENANT GROWTH FUND (NCGFX)

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

Subject to Completion. Preliminary Prospectus Dated October 31, 2019

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Beginning as soon as January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank.

Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure or contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling

1-800-DIAL-SEI. Your election to receive reports in paper will apply to all funds held with the

SEI Funds or your financial intermediary.

SEI Investments Distribution Co. | One Freedom Valley Drive | Oaks, Pennsylvania 19456

About This Prospectus

FUND SUMMARY

NEW COVENANT GROWTH FUND	1

Tax Information	5

Payments to Broker-Dealers and Other Financial Intermediaries	5

MORE INFORMATION ABOUT INVESTMENTS	6

More Information About Principal Investment Strategies	7

Other Securities and Investment Techniques	8

MORE INFORMATION ABOUT RISKS	8

Risk Information Common to the Funds	8

More Information About Principal Risks	8

Other Risks	10

MORE INFORMATION ABOUT THE FUND’S BENCHMARK INDEXES	10

INVESTMENT ADVISER	11

Portfolio Managers	12

Advisory Fees	12

Information About Fee Waivers	12

SUB-ADVISERS	13

Sub-Advisers and Portfolio Managers	13

PURCHASING, EXCHANGING AND SELLING FUND SHARES	14

HOW TO PURCHASE FUND SHARES	14

Purchase Amounts	14

Instructions for Opening or Adding to an Account	14

Purchase Price	16

Pricing of Fund Shares	16

Frequent Purchases and Redemptions of Fund Shares	18

Timing of Purchase Requests	19

Stock Exchange Closings	19

Rights Reserved by the Fund	19

Third Party Investments	20

Foreign Investors	20

Customer Identification and Verification and Anti-Money Laundering Program	20

HOW TO EXCHANGE OR TRANSFER YOUR FUND SHARES	21

Exchange Privilege	21

Transfer of Ownership	21

HOW TO SELL YOUR FUND SHARES	21

Instructions for Selling Fund Shares	21

Timing of Sale Requests	23

Signature Guarantees	23

Redemption Policies	23

Methods Used to Meet Redemption Obligations	24

Unclaimed Property	24

DISTRIBUTION OF FUND SHARES	24

SERVICE OF FUND SHARES	24

Shareholder Services	25

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION	26

DIVIDENDS, DISTRIBUTIONS AND TAXES	26

Dividends and Distributions	26

Taxes	27

ADDITIONAL INFORMATION	28

FINANCIAL HIGHLIGHTS	29

HOW TO OBTAIN MORE INFORMATION ABOUT NEW COVENANT FUNDS	Back Cover

NEW COVENANT GROWTH FUND

Fund Summary

Investment Objective

The Fund’s investment objective is long-term capital appreciation. A modest amount of dividend income may be produced by the Fund’s equity securities.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.47%
Distribution (12b-1) Fees	None
Other Expenses	0.50%
Total Annual Fund Operating Expenses	0.97%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
New Covenant Growth Fund	$99	$309	$536	$1,190

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund will invest primarily in a diversified portfolio of equity securities of U.S. companies that are components of an index that represents broad exposure to the U.S. large cap equity market (the “Index”). The Fund will seek generally to replicate the performance of the Index, subject to such variation as may arise as a result of implementation of the Presbyterian Principles discussed below.

The Fund seeks to invest consistent with social-witness principles established by the General Assembly of the Presbyterian Church (U.S.A.) (the “Presbyterian Principles”), as reflected in Guidelines put forth by the Committee on Mission Responsibility Through Investing (the “Committee”). In doing so, the Fund will not invest in certain companies, despite that company being a component in the Index. The Fund seeks to avoid investing in companies involved in tobacco, alcohol and gambling, along with for-profit prisons, and some companies related to weapons production, antipersonnel and mines, handguns and assault weapons. In addition, at times a company involved in serious human rights violations may also be screened. The Fund may also screen companies for other reasons when deemed appropriate to implement the Presbyterian Principles. The Fund’s investment performance will depend, among other things, on the Fund’s tracking of the Index and the performance of the Index. The Fund’s ability to track the performance of the Index will be affected by differences between the Index and the Fund’s portfolio resulting from adherence to the Presbyterian Principles, as well as by factors such as the size and timing of cash flows into and out of the Fund, and the Fund’s fees and expenses.

The Fund generally will attempt to invest in securities comprising the Index in approximately the same proportions as they are represented in the Index, subject to such changes resulting from implementation of the Presbyterian Principles. It may not be possible or practicable to purchase all of the securities composing the Index or to hold them in the same weightings as they are represented in the Index. In those cases, the Fund’s sub-adviser (the “Sub-Adviser”) may employ a sampling or optimization technique to replicate the Index. In seeking to track the performance of the Index, the Fund may invest in the following securities, not all of which may be constituents of the Index: common stocks, preferred stocks, depository receipts, rights, warrants, exchange-traded funds (ETFs), real estate investment trusts (REITs), and futures contracts.

The Sub-Adviser selects the Fund’s securities under the general supervision of SIMC. The Sub-Adviser’s investment strategy seeks to closely track the Index return, subject to such variations as arise from implementation of the Presbyterian Principles, and therefore differs from an “active” investment strategy where an investment manager buys and sells securities based on its own economic, financial, and market analysis. The market capitalization and composition of the Index is subject to change. SIMC and the Sub-Adviser may sell securities that are represented in the Index or purchase securities that are not represented in the Index, prior to or after their removal or addition to the Index.

The Sub-Adviser also has the authority to vary from the Index: (i) to conform the Fund’s portfolio to the Presbyterian Principles; (ii) to favor, consistent with the Presbyterian Principles, securities of companies that are more highly ranked with respect to environmental, social and governance (“ESG”) criteria than other companies in the Fund’s portfolio; and (iii) to a lesser extent, manage risk and seek efficient trading costs.

Principal Risks

The following principal risks could affect the value of your investment:

Market Risk - The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole.

Social-Witness Principles/Socially Responsible Investing Risk — The Fund considers various social-witness principles and other socially responsible investing principles in its investment process and may choose not to purchase, or may sell, otherwise profitable investments in companies which have been identified as being in conflict with its established social-witness principles and other socially responsible investing principles. This means that the Fund may underperform other similar mutual funds that do not consider social-witness principles and other socially responsible investing principles in their investing.

Tracking Error Risk—The risk that the Fund’s performance may vary substantially from the performance of the Index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Fund’s investments and the Index’s components, implementation of the Presbyterian Principles, and favoring ESG and other factors.

Investment Style Risk — The risk that the equity securities in which the Fund invests may underperform other segments of the equity markets or the equity markets as a whole.

Small Capitalization Risk — Smaller capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. Small capitalization stocks may be traded over-the-counter or listed on an exchange.

Opportunity Risk — The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund may be appropriate for investors who are looking for capital appreciation as compared to current income; can accept the risks of investing in a portfolio of common stocks; can tolerate performance that can vary substantially from year to year; and have a long-term investment horizon.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for the past ten calendar years and by showing how the Fund’s average annual returns for 1, 5 and 10 years compared with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.NewCovenantFunds.com or by calling the Fund toll-free at 877-835-4531.

2009	27.77%
2010	14.08%
2011	-3.02%
2012	17.14%
2013	27.55%
2014	10.36%
2015	-1.98%
2016	8.12%
2017	21.60%
2018	-6.07%

Best Quarter:	Worst Quarter:
16.23%	XX%
(06/30/09)	(XX/XX/XX)

The Fund’s total return (pre-tax) from January 1, 2019 to September 30, 2019 was XX%.

Average Annual Total Returns (for the periods ended December 31, 2018)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. [In the event of negative performance, the Fund’s returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, the Fund’s returns after taxes on distributions and sale of Fund shares may exceed the Fund’s returns before taxes and/or returns after taxes on distributions.]

New Covenant Growth Fund	1 Year	5 Years	10 Years
Fund Return Before Taxes	-6.07%	5.96%	10.93%
Fund Return After Taxes on Distributions	-7.48%	3.79%	9.47%
Fund Return After Taxes on Distributions and Sale of Fund Shares	-2.53%	4.24%	8.87%
Russell 1000 Index (reflects no deduction for fees, expenses or taxes)	-4.78%	8.21%	13.28%

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Stephen C. Dolce, CFA	Since 2016	Portfolio Manager

David L. Hintz, CFA	Since 2017	Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Parametric Portfolio Associates LLC	Thomas Seto	Since 2012	Head of Investment Management — Seattle Investment Center
	Paul Bouchey	Since 2014	Chief Investment Officer— Seattle Investment Center

Purchase and Sale of Fund Shares

You may purchase, exchange (into another New Covenant Fund or into the Federated Treasury Obligations Fund) or redeem Fund shares on any business day via mail (New Covenant Growth Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by telephone at 877-835-4531 or through approved selling agents or brokers. You may also purchase or redeem Fund shares by wire transfer or exchange Fund shares through account access online at www.NewCovenantFunds.com. The minimum initial and subsequent investment amounts are shown below.

Minimum Investments:	To Open Your Account	To Add to Your Account	Automatic Investment Plan
All Accounts	$500	$100	$50

For important information about Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page XX of this Prospectus.

Tax Information

The distributions made by the Fund are generally taxable and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MORE INFORMATION ABOUT INVESTMENTS

New Covenant Funds (the “Trust”) was organized with participation from the Presbyterian Church (U.S.A.) Foundation (the “Foundation”) to facilitate responsible financial management of the investment and endowment assets of the Presbyterian Church (U.S.A.) and of charitable organizations that are part of or associated with the Presbyterian Church (U.S.A.). The Foundation is a charitable, religious organization that supports the mission of the Presbyterian Church (U.S.A.). The Trust may also serve the investment needs of certain other charitable or religious organizations, including organizations that are part of a religious denomination with which the Presbyterian Church (U.S.A.) has a relationship. The Trust also may provide an appropriate investment for other ecumenical and charitable organizations. [Shares of the Trust’s four separate investment portfolios (each a “Fund,” together, the “Funds”) may also be purchased by individual investors in addition to religious or charitable organizations, including members of the Presbyterian Church (U.S.A.).]

The Fund and the other series of the Trust have the common investment strategy of making investments consistent with social-witness principles adopted by the General Assembly of the Presbyterian Church (U.S.A.). These principles may evolve over time and currently include, among others, certain limitations on investments in military contractors and tobacco companies. The Fund may also limit investments in distillers of alcoholic beverages, gambling companies, manufacturers of gambling equipment and manufacturers of firearms and certain companies that do not include human rights as part of their business model. In addition, the Fund’s portfolio may be constructed to favor securities of companies that are more highly ranked with respect to environmental, social and governance criteria. The Fund may choose to sell otherwise profitable investments in companies which have been identified as being in conflict with the established social-witness principles of the Presbyterian Church (U.S.A.) or other socially responsible investing principles. Beyond these principles, the Fund and the other series of the Trust pursue a different investment objective and strategies. You should carefully consider the objective and strategies of the Fund before deciding to invest. Additional information regarding the process that is followed for determining permissible investments for the Fund that are consistent with the social-witness principles of the General Assembly of the Presbyterian Church (U.S.A.), as well as additional information regarding the environmental, social and governance ranking criteria, is included in the Statement of Additional Information (“SAI”) under the section “Investment Objectives and Policies.”

The Fund has a number of non-fundamental policies and procedures intended to reduce the risks borne by their investors. However, there is no guarantee that any policy, procedure or strategy will be successful and an investor in the Fund may still lose money.

•      The Fund invests principally in U.S. issuers, but also may invest in geographically diverse foreign and international companies. This policy may reduce the effect on the Fund of adverse events affecting particular nations or regions. If the Fund holds a position in securities priced in non-U.S. currency, it may engage in hedging transactions to reduce currency risk.

•      The Fund may take a temporary defensive position when adverse market conditions exist. This may prevent the Fund from achieving its investment objective because such a temporary position may be inconsistent with the Fund’s customary strategies. For example, the Fund may increase its bond and cash equivalent holdings.

•      Within the Fund, the Sub-Adviser pursues the Fund’s objectives through its own investment strategy. Since any investment strategy has its strengths and weaknesses, depending on market conditions, the use of multiple strategies is intended to reduce the effect of principal strategies and other policies, and risks of changing market conditions on Fund performance.

•      The Fund may invest up to 15% of it’s net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly (generally within seven days) in the normal course of business at approximately its carrying value. The percentage limitation on these investments does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers.

The Fund’s investment objective is fundamental, which means that it may not be changed without a shareholder vote. All investment policies of the Fund that are not specifically identified as fundamental may be changed by the Trust’s Board of Trustees (the “Board”) without approval of Fund shareholders. The Fund’s portfolio securities and investment practices offers certain opportunities and carries various risks. Principal investment strategies and risk factors are summarized in the front of the Prospectus. Below are further descriptions of principal investment strategies, as well as other securities and investment techniques, along with their risks, which apply to the Fund.

More Information About Principal Investment Strategies

Asset-Backed Securities: These securities represent interests in pools of debt such as credit-card accounts. The principal risks of asset-backed securities are that on the underlying obligations, payments may be made more slowly, and rates of default may be higher than expected. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recovery on repossessed collateral may not be available to support payments on the security. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Investment Grade Securities: There are four categories that are referred to as “investment grade.” These are the four highest credit ratings or categories as defined by Moody’s and S&P. Securities in the fourth investment grade are considered to have speculative characteristics.

Investments in other Investment Companies: The Fund may invest in shares of other investment companies, subject to certain provisions of federal securities laws. These Funds may invest in other investment companies for a variety of reasons such as, without limitation, to manage cash, to seek current income, or to gain exposure to investments in particular sectors, industries or countries. To the extent that the Fund invests in other investment companies, the Fund will indirectly bear their proportionate share of any expenses (such as operating expenses and advisory fees) that are paid by certain of the investment companies in which they invest.

Mortgage-Backed Securities: These securities, which represent interests in pools of mortgages, may offer attractive yields but generally carry additional risks. The prices and yields of mortgage-related securities typically assume that the securities will be redeemed at a given time before maturity. When interest rates fall substantially, these securities usually are redeemed early because the underlying mortgages are often prepaid. The Fund would then have to reinvest the money at a lower rate.

The privately issued mortgage-backed securities in which the Fund invests are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the U.S. Treasury. However, the timely payment of principal and interest normally is supported, at least partially, by various credit enhancements by banks and other financial institutions. There can be no assurance, however, that such credit enhancements will support full payment of the principal and interest on such obligations. In addition, changes in the credit quality of the entity that provides credit enhancement could cause losses to the Fund and affect its share price.

Other Securities and Investment Techniques

Investment Techniques: To a limited extent, the Fund may engage in securities lending arrangements and may hold certain derivative securities, principally put and call options, for hedging purposes. The Fund pursues these activities to reduce volatility, lower costs, and to seek to marginally increase their investment returns, but these activities also may increase the Fund’s risks, as noted below.

•      Put and Call Options: A call or put may be purchased only if, after the purchase, the value of all call and put options held by the Fund will not exceed 20% of the Fund’s total assets.

•      Securities Lending: There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. In addition, invested collateral will be subject to market depreciation or appreciation, and the Fund will be responsible for any loss that might result from its investment of the collateral.

•      When-Issued Securities: The Fund may invest in securities prior to their date of issue. These securities could rise or fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Real Estate Investment Trusts (“REITs”): Equity REITs invest directly in real property, while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes, and variations in rental income. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs may have limited financial resources, may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger-company securities.

MORE INFORMATION ABOUT RISKS

Risk Information Common to the Funds

All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money by investing in the Fund. The Fund cannot be certain that it will achieve it’s investment objectives. Before you invest, please make sure that you have read and understand the risk factors that apply to the Fund.

There is the risk that the Fund will underperform other similar mutual funds that do not consider social-witness principles and other socially responsible investing principles in their investing.

More Information About Principal Risks

The following are the risks associated with an investment in the Fund.

Depositary Receipts —  Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, depositary receipts, including American Depositary Receipts (ADRs), are subject to many of the risks associated with investing directly in foreign securities, which are further described below.

Equity Market — The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign stocks, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. Dollar. These factors contribute to price volatility, which is a principal risk of investing in the Fund.

Foreign Investment/Emerging Markets — The Fund may invest in foreign issuers, including issuers located in emerging market countries. Investing in issuers located in foreign countries poses distinct risks because political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

Emerging market countries are those countries that are: (i) characterized as developing or emerging by any of the World Bank, the United Nations, the International Finance Corporation, or the European Bank for Reconstruction and Development; (ii) included in an emerging markets index by a recognized index provider; or (iii) countries with similar developing or emerging characteristics as countries classified as emerging market countries pursuant to sub-paragraph (i) and (ii) above, in each case determined at the time of purchase. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Investment Style —  The risk that the equity or fixed income securities in which the Fund invests may underperform other segments of the equity or fixed income markets or the equity or fixed income markets as a whole.

Liquidity — Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Opportunity — The Fund may miss out on an investment opportunity because the assets necessary to take advantage of that opportunity are tied up in other investments.

Quantitative Investing — A quantitative investment style generally involves the use of computers to implement a systematic or rules-based approach to selecting investments based on specific measurable factors. Due to the significant role technology plays in such strategies, they carry the risk of unintended or unrecognized issues or flaws in the design, coding, implementation or maintenance of the computer programs or technology used in the development and implementation of the quantitative strategy. These issues or flaws, which can be difficult to identify, may result in the implementation of a portfolio that is different from that which was intended, and could negatively impact investment returns. Such risks should be viewed as an inherent element of investing in an investment strategy that relies heavily upon quantitative models and computerization.

Small Capitalization Issuers — Investing in equity securities of small capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size companies, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements. The securities of smaller companies are often traded over-the-counter and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

Social-Witness Principles/Socially Responsible Investing — The Fund considers various social-witness principles and other socially responsible investing principles in its investment process and may choose not to purchase, or may sell, otherwise profitable investments in companies which have been identified as being in conflict with their established social-witness principles and other socially responsible investing principles. This means that the Fund may underperform other similar mutual funds that do not consider social-witness principles and other socially responsible investing principles in their investing.

Tracking Error — The risk that the Fund’s performance may vary substantially from the performance of the Index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Fund’s investments and the Index’s components, implementation of the Presbyterian Principles, and favoring ESG and other factors.

Other Risks

Options and Futures Risk — The Fund may use futures and options on futures for hedging purposes only. The hedging strategy may not be successful if a portfolio manager is unable to accurately predict movements in the prices of individual securities held by the Fund or if the strategy does not correlate well with the Fund’s investments. The use of futures and options on futures may produce a loss for the Fund, even when used only for hedging purposes. The risks associated with options and futures include possible default by the other party to the transaction, illiquidity and the risk that the use of options and futures could result in losses greater than if they had not been used.

Put and Call Option Risk — The value of call options tends to increase or decrease in the same direction as the price change of the securities underlying them, and the value of put options tends to increase or decrease in the opposite direction as the price change of the securities underlying them. However, because these options can be purchased for a fraction of the cost of the underlying securities, their price changes can be very large in relation to the amount invested in them. This means that options are volatile investments. As a result, options are riskier investments than the securities underlying them.

MORE INFORMATION ABOUT THE FUND’S BENCHMARK INDEXES

The following information describes the various indexes referred to in the “Performance Information” sections of this Prospectus. An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Russell 1000 Index measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The

Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

INVESTMENT ADVISER

SEI Investments Management Corporation, a Securities and Exchange Commission (“SEC”) registered investment adviser located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the investment adviser to the Fund.  As of June 30, 2019, SIMC had approximately $XX billion in assets under management.

The Fund is managed by SIMC and one or more sub-advisers (each a “Sub-Adviser” and together, the “Sub-Advisers”). SIMC acts as a “manager of managers” of the Fund and, subject to the oversight of the Board, is responsible for:

• researching and recommending to the Board, the hiring, termination and replacement of Sub-Advisers;

• allocating, on a continuous basis, assets of the Fund among the Sub-Advisers (to the extent the Fund has more than one sub-adviser);

• monitoring and evaluating each Sub-Adviser’s performance;

• overseeing the Sub-Advisers to ensure compliance with the Fund’s investment objectives, policies and restrictions; and

• monitoring each Sub-Adviser’s adherence to its investment style.

SIMC acts as manager of managers for the Fund pursuant to an exemptive order obtained from the SEC. The exemptive order permits SIMC, with the approval of the Board, to retain unaffiliated sub-advisers for the Fund without submitting the sub-advisory agreements to a vote of the Fund’s shareholders. Among other things, the exemptive order permits the non-disclosure of amounts payable by SIMC under a particular sub-advisory agreement, but instead requires SIMC to disclose the aggregate amount of sub-advisory fees paid by SIMC with respect to the Fund. As a manager of managers, SIMC is ultimately responsible for the investment performance of the Fund. The Board supervises SIMC and the Sub-Advisers and establishes policies that they must follow in their management activities.

SIMC sources, analyzes, selects and monitors a wide array of Sub-Advisers across multiple asset classes. Differentiating manager skill from market-generated returns is one of SIMC’s primary objectives, as it seeks to identify Sub-Advisers that can deliver attractive investment results. SIMC believes that a full assessment of qualitative as well as quantitative factors is required to identify truly skilled managers. In carrying out this function, SIMC forms forward-looking expectations regarding how a Sub-Adviser will execute a given investment mandate; defines environments in which the strategy is likely to outperform or underperform; and seeks to identify the relevant factors behind a Sub-Adviser’s performance. It also utilizes this analysis to identify catalysts that would lead SIMC to reevaluate its view of a Sub-Adviser.

SIMC then constructs a portfolio that seeks to maximize the risk-adjusted rate of return by finding a proper level of diversification between sources of excess return (at an asset class level) and the investment managers implementing them. The allocation to a given investment manager is based on SIMC’s analysis of the manager’s particular array of alpha sources, the current macroeconomic environment, expectations about the future macroeconomic environment, and the level of risk inherent in a particular manager’s investment strategy. SIMC measures and allocates to Sub-Advisers based on risk allocations in an attempt to ensure that one manager does not dominate the risk of a multi-manager, multi-return-source fund.

The following portfolio managers are primarily responsible for the management and oversight of the Fund, as described above.

Portfolio Managers

Stephen C. Dolce, CFA serves as a Portfolio Manager for the Fund. Mr. Dolce is responsible for the management of the portfolios, capital market research, ongoing evaluation and allocation of equity managers and capital for the SEI funds. Prior to joining SEI, Mr. Dolce was Partner, Portfolio Manager, Analyst and Investment Committee Member at Philadelphia International Advisors LP (“PIA”). Previously, Mr. Dolce was a Sector Portfolio Manager and Senior Analyst at DuPont Capital Management (“DCM”). Mr. Dolce also served as a Global Equity and Derivatives Trader at Grantham, Mayo & Van Otterloo & Co. LLC (“GMO”) in Boston. Mr. Dolce received his Bachelor of Science from Boston College, Carroll School of Management with a concentration in economics. Mr. Dolce received a Masters of Finance from Northeastern University. Mr. Dolce is a CFA charterholder from the CFA Institute, a member of AIMR, the Philadelphia Financial Analysts and an industry mentor to the University of Delaware CFA Research Challenge students.

David L. Hintz, CFA serves as a Portfolio Manager for the Fund. In this role, Mr. Hintz is responsible for the management of the portfolios, capital market research, ongoing evaluation and allocation of equity managers and capital for the SEI funds.  Prior to joining SEI, Mr. Hintz worked at Russell Investments as a Portfolio Manager and previously as the Head of US Equity Research and a Senior Research Analyst.  Mr. Hintz received his Bachelor of Science from Walla Walla University and his M.B.A. from Pacific Lutheran University.  Mr. Hintz is a CFA charterholder from the CFA Institute.

The SAI provides additional information about the portfolio managers’ compensation, other accounts they manage and their ownership, if any, of the Fund shares.

Advisory Fees

For its services during the fiscal year ended June 30, 2019, SIMC received investment advisory fees, as a percentage of each Fund’s average daily net assets, at the following annual rates:

	Investment Advisory Fees	Investment Advisory Fees After Fee Waivers
Growth Fund	0.62%	XX	%

In addition, in connection with the change in the Growth Fund’s principal investment strategy, for its services during the current fiscal year, SIMC is expected to receive investment advisory fees, as a percentage of the Growth Fund’s average daily net assets, at the following annual rates:

	Investment Advisory Fees	Investment Advisory Fees After Fee Waivers
Growth Fund	0.47%	XX	%

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory and sub-advisory agreements is available in the Fund’s annual report dated June 30, 2019, which covers the period July 1, 2018 through June 30, 2019.

The Trust has claimed, on behalf of the Fund and in reliance on relevant rules, regulations and no-action relief, an exclusion from the definition of the term “commodity pool operator” under the Commodities Exchange Act (“CEA”). The Trust and the Fund are therefore not subject to registration or regulation as a pool operator under the CEA. SIMC has registered with the National Futures Association as a “commodity pool operator” under the CEA with respect to certain products not included in this Prospectus.

Information About Fee Waivers

The Fund’s actual total annual fund operating expenses for the most recent fiscal year were less than the amounts shown in the Annual Fund Operating Expenses tables in the Fund Summary sections because SIMC, the Fund’s administrator and/or the Fund’s distributor voluntarily waived and/or reimbursed a portion of their fees in order to keep total direct annual Fund operating expenses (exclusive of interest from borrowings, brokerage commissions, Trustee fees, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business) at a specified level. The voluntary waivers of SIMC, the Fund’s administrator and/or the Fund’s distributor are limited to the Fund’s direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Fund, such as acquired fund fees and expenses (“AFFE”). SIMC, the Fund’s administrator and/or the Fund’s distributor may discontinue all or part of these waivers and/or reimbursements at any time. With these fee waivers, the fund’s actual total annual Fund operating expenses for the most recent fiscal year were as follows:

Fund Name	Total Annual Fund Operating Expenses (before voluntary fee waivers)	Total Annual Fund Operating Expenses (after voluntary fee waivers)	Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, if applicable)*
Growth Fund	1.12%	0.85%	0.85%

* AFFE reflect the estimated amount of fees and expenses that were incurred indirectly by the Fund through its investments in other investment companies during the most recent fiscal year.

As a result of the change in the Fund’s principal investment strategy, the Fund’s actual total annual fund operating expenses for the current fiscal year are expected to differ from those of the prior year. Accordingly, the fees voluntarily waived by SIMC, the Fund’s administrator and/or the Fund’s distributor will also differ to keep total direct annual fund operating expenses (exclusive of interest from borrowings, brokerage commissions, trustee fees, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business) at the level specified in the table below. The voluntary waivers of SIMC, the Fund’s administrator and/or the Fund’s distributor are limited to the Fund’s direct operating expenses and therefore do not apply to indirect expenses incurred by the Fund, such as AFFE, if any. The Fund’s adviser, the Fund’s administrator and/or the Fund’s distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund’s actual total annual fund operating expenses for the current fiscal year are expected to be as follows:

Fund Name	Expected Total Annual Fund Operating Expenses (before voluntary fee waivers)		Expected Total Annual Fund Operating Expenses (after voluntary fee waivers)		Expected Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, if applicable)*
Growth Fund	XX	%	XX	%	XX	%

* AFFE reflect the estimated amount of fees and expenses that were incurred indirectly by the Fund through its investments in other investment companies during the most recent fiscal year.

SUB-ADVISER

The Sub-Adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program. The Sub-Adviser must also operate within the Fund’s investment objective, restrictions and policies, and within specific guidelines and instructions established by SIMC from time to time. The Sub-Adviser is responsible for managing only the portion of the Fund allocated to it by SIMC. SIMC pays the Sub-Adviser out of the investment advisory fees it receives (as described above).

[Sub-Advisers and Portfolio Managers]

Parametric Portfolio Associates LLC: Parametric, headquartered at 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101, serves as a Sub-Adviser to the Fund. A team of investment professionals at Parametric, led by

Thomas Seto, Head of Investment Management - Seattle Investment Center, and Paul Bouchey, Chief Investment Officer - Seattle Investment Center, manages the portion of the Fund’s assets allocated to Parametric. Messrs. Seto and Bouchey have been with Parametric since 1998 and 2006, respectively.

The SAI provides additional information about the portfolio managers’ compensation, other accounts they manage and their ownership, if any, of the Fund shares.

PURCHASING, EXCHANGING AND SELLING FUND SHARES

This section tells you how to purchase, exchange and sell (sometimes called “redeem”) shares of the Fund.

HOW TO PURCHASE FUND SHARES

If you need assistance in opening a New Covenant Funds account, call to speak with a shareholder service representative at 877-835-4531. You may also visit http://www.newcovenantfunds.com/Home/Contact to email your question(s) to the Fund. The Fund is also available through approved selling agents or brokers. If your broker does not offer the Fund, please contact the Fund directly, or have your broker contact the Fund.

Purchase Amounts

All checks must be in U.S. dollars. The check may be drawn on a domestic bank account or from an existing account at a major brokerage firm registered identically to the Fund account. The Fund will not accept payment in cash or money orders. The Fund also does not generally accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the Fund will not accept third party checks (except checks issued by the Presbyterian Church (U.S.A.) Foundation), Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Fund is unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.

The Transfer Agent (as defined below) will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

Minimum Investments	To Open Your Account	To Add to Your Account	Automatic Investment Plan
All Accounts	$500	$100	$50

Instructions for Opening or Adding to an Account

By Regular Mail

Initial Investment:

1.        Carefully read and complete the account application form (also available at www.NewCovenantFunds.com). Establishing your account privileges now saves you the inconvenience of having to add them later.

2.        Make check payable to New Covenant Funds and indicate the Fund in which you wish to invest.

3.        Mail to: New Covenant Funds,

U.S. Bancorp Fund Services, LLC,

P.O. Box 701, Milwaukee, WI 53201-0701.

Subsequent Investment:

1.        Fill out an investment slip attached to your account statement and write your account number on your check. Or, if unavailable,

2.        Include the following information on a piece of paper:

•      New Covenant Funds/Fund name;

•      Amount invested; Account name; and

•      Account number.

Include your account number on your check.

3.        Mail to: New Covenant Funds,

U.S. Bancorp Fund Services, LLC,

P.O. Box 701, Milwaukee, WI 53201-0701.

By Overnight Service

See instructions 1-2 above for subsequent investments.

3.  Send to: New Covenant Funds,

U.S. Bancorp Fund Services, LLC,

615 East Michigan Street, 3rd floor,

Milwaukee, WI 53202.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agent. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders does not constitute receipt by the Transfer Agent.

Telephone and Electronic Purchases

You may purchase additional shares of the Fund by calling 877-835-4531. If you elected this option on your account application, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (“ACH”) network. You must have banking information established on your account prior to making a purchase. If your order is received prior to 4:00 p.m., Eastern Time, your shares will be purchased at the net asset value (“NAV”) calculated on the day your order is placed.

By Wire Transfer

To purchase by wire, the Transfer Agent must have a completed account application before your wire is sent. A purchase order will not be accepted until the Fund has received the completed application and any requested documentation in good order. Wired funds must be received by 4:00 p.m., Eastern Time to be eligible for same day pricing. Call the Transfer Agent at 877-835-4531 between 8:00 a.m. and 7:00 p.m., Eastern Time on any day the New York Stock Exchange is open for business to advise of your intent to wire. Advising the Transfer Agent of your intent to wire, both for a new account and a subsequent investment will ensure prompt and accurate credit. The Fund and U.S. Bank N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

By Automatic Investment

•      With an initial investment, indicate on your application that you would like to participate in the Automatic Investment Plan and complete the appropriate section on the application.

•      Subsequent investments will be drawn from your bank account and invested into the Fund(s) automatically.

Purchase Price

You pay no sales charge to invest in the Fund. Shares of the Fund are sold at the NAV per share next determined after receipt of the order by the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”). The NAV multiplied by the number of Fund shares you own equals the value of your investment.

Pricing of Fund Shares

The Fund calculates its NAV per share once each business day at the close of normal trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern Time). NAV for one Fund share is the value of that share’s portion of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolios at market price.  The Fund’s daily NAV is available at www.NewCovenantFunds.com.

When valuing portfolio securities, the Fund values securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (“NASDAQ”) or as otherwise noted below) at the last quoted sale price on the primary exchange or market (foreign or domestic) on which the securities are traded or, if there is no such reported sale, at the most recent quoted bid price. The Fund values securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps (which are not centrally cleared), bank loans or collateralized debt obligations (including collateralized loan obligations), such as those held by the Fund, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable NAV per share, with the exception of exchange-traded funds, which are priced as equity securities. These open-end investment companies’ shares are offered in separate prospectuses, each of which describes the process by which the applicable investment company’s NAV is  determined. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security’s price cannot be obtained, as noted above, the Fund will value the securities using a bid price from at least one independent broker. If such prices are not readily available, are determined to be unreliable or cannot be valued using the methodologies described above, the Fund will value the security using the Fund’s Fair Value Pricing Policies and Procedures (“Fair Value Procedures”), as described below.

On the first day a new debt security purchase is recorded, if a price is not available from a third-party pricing agent or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Fair Value Procedures until an independent source can be secured.  Securities held by the Fund with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price the Fund would receive if it sold the instrument, and the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates.  Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer-specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

Futures and swaps cleared through a central clearing house (centrally cleared swaps) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by an independent source. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading by the time the Fund calculates its NAV, the settlement price may not be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund’s futures or centrally cleared swaps position.

Prices for most securities held by the Fund are provided daily by third-party independent pricing agents. SIMC or the Sub-Adviser, as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing services’ prices will be reliable. SIMC or the Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Fund’s administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Fund’s administrator, in turn, will notify the Fair Value Pricing Committee (the “Committee”) if it receives such notification from SIMC or the Sub-Adviser, as applicable, or if the Fund’s administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Fair Value Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board or its designated committee. However, when the change would not materially affect valuation of the Fund’s net assets or involve a material departure in pricing methodology from that of the Fund’s existing pricing agent or pricing methodology, ratification may be obtained at the next regularly scheduled meeting of the Board.

Securities for which market prices are not “readily available,” are determined to be unreliable or cannot be valued using the methodologies described above are valued in accordance with the Fair Value Procedures. The Fair Value Procedures are implemented through the Committee designated by the Board. The Committee is currently composed of one member of the Board, as well as representatives from SIMC and its affiliates.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: (i) the security’s trading has been halted or suspended; (ii) the security has been de-listed from a national exchange; (iii) the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or (iv) the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the facts giving rise to the need to fair value; (ii) the last trade price; (iii) the performance of the market or the issuer’s industry; (iv) the liquidity of the security; (v) the size of the holding in a Fund; or (vi) any other appropriate information.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its NAV. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates NAV if an event that could materially affect the value of those securities (a “Significant Event”), including substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security’s last close and the time that the Fund calculates NAV. The Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or the Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates NAV, it may request that a Committee meeting be called. In addition, with respect to certain securities,  the Fund’s administrator performs price comparisons and price movement review (among other processes), to monitor the pricing data supplied by various sources. Any identified discrepancies are researched and subject to the procedures described above.

Frequent Purchases and Redemptions of Fund Shares

“Market timing” refers to a pattern of frequent purchases and sales of the Fund’s shares, often with the intent of earning arbitrage profits. Market timing of the Fund could harm other shareholders in various ways, including by diluting the value of the shareholders’ holdings, increasing Fund transaction costs, disrupting portfolio management strategy, causing the Fund to incur unwanted taxable gains and forcing the Fund to hold excess levels of cash.

The Fund is intended to be a long-term investment vehicle and is not designed for investors that engage in short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa, in an effort to take advantage of short-term market movements). Accordingly, the Board has adopted policies and procedures on behalf of the Fund to deter short-term trading. The Transfer Agent will monitor trades in an effort to detect short-term trading activities. If, as a result of this monitoring, the Fund determines, in its sole discretion, that a shareholder has engaged in excessive short-term trading, it will refuse to process future purchases or exchanges into the Fund from that shareholder’s account.

A shareholder will be considered to be engaging in excessive short-term trading in the Fund in the following circumstances:

i.  if the shareholder conducts four or more “round trips” in the Fund in any twelve-month period. A round trip involves the purchase of shares of the Fund and the subsequent redemption of all or most of those shares. An exchange into and back out of the Fund in this manner is also considered a round trip.

ii.  if the Fund determines, in its sole discretion, that a shareholder’s trading activity constitutes excessive short-term trading, regardless of whether such shareholder exceeds the foregoing round trip threshold.

The Fund, in its sole discretion, also reserves the right to reject any purchase request (including exchange requests) for any reason without notice.

Judgments with respect to implementation of the Fund’s policies are made uniformly and in good faith in a manner that the Fund believes is consistent with the best long-term interests of shareholders. When applying the Fund’s policies, the Fund may consider (to the extent reasonably available) an investor’s trading history in all New Covenant and SEI funds, as well as trading in accounts under common ownership, influence or control and any other information available to the Fund.

The Fund’s monitoring techniques are intended to identify and deter short-term trading in the Fund. However, despite the existence of these monitoring techniques, it is possible that short-term trading may occur in the Fund without being identified. For example, certain investors seeking to engage in short-term trading may be adept at taking steps to hide their identity or activity from the Fund’s monitoring techniques. Operational or technical limitations may also limit the Fund’s ability to identify short-term trading activity.

The Fund and/or its service providers have entered into agreements with financial intermediaries that require them to provide the Fund and/or its service providers with certain shareholder transaction information to enable the Fund and/or its service providers to review the trading activity in the omnibus accounts maintained by financial intermediaries. The Fund may also delegate trade monitoring to the financial intermediaries. If excessive trading is identified in an omnibus account, the Fund will work with the financial intermediary to prohibit the shareholder from future purchases or exchanges into the Fund.

The Fund may be sold to participant-directed employee benefit plans. The Fund’s ability to monitor or restrict trading activity by individual participants in a plan may be constrained by regulatory restrictions or plan policies. In such circumstances, the Fund will take such action, which may include taking no action, as deemed appropriate in light of all the facts and circumstances.

The Fund may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

Timing of Purchase Requests

All requests received in “good order” by the Transfer Agent before the close of the New York Stock Exchange will be executed the same day, at that day’s closing share price. “Good order” means that your request contains the Fund name in which you are investing, your account number, and your payment. Shares of the Fund are sold at the NAV per share next determined after receipt of your order by the Transfer Agent. Orders received after the close of the New York Stock Exchange will be executed the following business day, at that day’s closing share price. All investments must be in U.S. dollars. Shares will not be priced and are not available for purchase or sale on days when the New York Stock Exchange is closed. However, to the extent that the Fund’s investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed. If the New York Stock Exchange closes early, the deadlines for purchase orders will be accelerated to the earlier closing time.

Stock Exchange Closings

The New York Stock Exchange is closed for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, as observed.

Rights Reserved by the Fund

The Fund reserves the right to:

•      reject any purchase order;

•      reject any exchange request;

•      vary the initial and subsequent investment minimums;

•      waive the minimum investment requirement for any investor;

•      redeem shares in any account that falls below required account minimums and return the proceeds to the shareholder.

The Fund will automatically redeem shares if a purchase check is returned for insufficient funds. The Fund reserves the right to reject any third party check. However, third party checks issued by the Presbyterian Church (U.S.A.)

Foundation may be accepted. The Fund may change or discontinue the exchange privilege, or temporarily suspend this privilege during unusual market conditions.

Third Party Investments

If you invest through a third party (rather than directly), the policies and fees may be different than those described here. Banks, brokers and financial advisers may charge transaction fees and set different minimum investments or limitations on buying or selling shares. You will not be charged fees if you purchase shares of the Fund through a registered representative of the Fund or the Fund directly.

Foreign Investors

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence.

Customer Identification and Verification and Anti-Money Laundering Program

Federal law requires all financial institutions to obtain, verify and record information that identifies each customer who opens an account. When you open your account, you will have to provide your name, address, date of birth, identification number and other information that will allow the Fund or financial intermediary to identify you. This information is subject to verification by the Fund or financial intermediary to ensure the identity of all persons opening an account.

The Fund or financial intermediary is required by law to reject your new account application if the required identifying information is not provided. The Fund or financial intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, the Fund or financial intermediary may be required to collect documents to establish and verify your identity.

The Fund will accept investments and your order will be processed at the NAV next determined after receipt of your application in good order (which includes receipt of all identifying information required on the application). The Fund, however, reserves the right to close and/or liquidate your account at the then-current day’s price if the Fund or financial intermediary through which you open your account are unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares as well as corresponding tax consequences.

Customer identification and verification are part of the Fund’s overall obligation to deter money laundering under federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

HOW TO EXCHANGE OR TRANSFER YOUR FUND SHARES

Exchange Privilege

You may exchange shares of the Fund for shares of the Income, Balanced Growth or Balanced Income Funds at NAV without payment of any fee or charge. You can do this by contacting the Transfer Agent, in writing or by telephone or by visiting the Fund’s website at www.NewCovenantFunds.com. You may also exchange your shares into the Federated Treasury Obligations Fund, which is an unaffiliated, separately managed, money market mutual fund. This exchange privilege is offered as a convenience to you. For an exchange into the Federated Treasury Obligations Fund, you must first receive that Fund’s prospectus. The exchange privilege must also be selected on your account application form.

No fee or charge will apply for exchanges, but shareholders who are not tax-exempt organizations should know that an exchange is considered a sale of shares of one Fund and the purchase of shares of another Fund. The exchange may result in a gain or loss for federal income tax purposes. If you wish to use the exchange privilege, you may elect the service on your account application or by a letter of instruction. The exchange privilege is subject to amendment or termination at any time upon 60 days’ prior notice.

If the Transfer Agent receives your exchange instructions in good order in writing, by telephone (call 877-835-4531) or through the Fund’s website by the valuation time on any business day, your exchange will be processed on that day.

For an exchange request to be in good order, it must include:

•      your name exactly as it appears on your account;

•      your account number;

•      the amount to be exchanged;

•      the names of the Funds from which and to which the exchange is to be made; and

•      the signature(s) of the account owner(s).

Transfer of Ownership

You may transfer Fund shares or change the name or form in which your shares are registered by writing to the Transfer Agent. Your letter of instruction must clearly identify the account number, name(s) and number of shares to be transferred, and provide a certified tax identification number by way of a completed new account application or W-9 form, and include the signature(s) of all registered owners. The signature(s) on the transfer instructions must be guaranteed.

HOW TO SELL YOUR FUND SHARES

Instructions for Selling Fund Shares

By Mail

1.        Call 877-835-4531 to request redemption forms or write a letter of instruction indicating:

•      your Fund and account number;

•      amount you wish to redeem;

•      address where your check should be sent; if your redemption request directs the check to an alternate address, a signature guarantee stamp is required; and

•      account owner signature(s) with signature guarantees, if necessary (see “Signature Guarantees” section).

2.        Mail to: New Covenant Funds,

U.S. Bancorp Fund Services, LLC,

P.O. Box 701, Milwaukee, WI 53201-0701.

By Overnight Service

1.        See instruction 1 above.

2.        Send to New Covenant Funds,

U.S. Bancorp Fund Services, LLC,

615 East Michigan Street, 3rd floor,

Milwaukee, WI 53202.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agent. Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box, of redemption requests does not constitute receipt by the Transfer Agent.

By Telephone (unless you have declined telephone sales privileges)

Call 877-835-4531 with instructions as to how you wish to receive your proceeds (mail, wire, electronic transfer). If reasonable procedures are followed, neither the Fund nor its Transfer Agent will be liable for any loss, cost or expense for acting upon telephone instructions believed to be genuine or for any unauthorized telephone transactions. Telephone trades must be received by market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction. Once your telephone transaction has been placed, it cannot be canceled or modified.

By Wire Transfer

You must indicate this option on your application. The Fund will charge a $15 wire transfer fee for each wire transfer request. This fee is deducted from your proceeds in the event of a complete account liquidation or specific share redemption. Note: Your financial institution may also charge a separate fee.

Electronic Redemptions

If elected on your account application, you may have redemption proceeds sent directly to your bank account via electronic funds transfer through ACH network. There is no charge when proceeds are sent via the ACH system and credit is usually available within 2-3 days.

Redemptions Within 10 Business Days of Purchase by Check

When you have made an investment by check, the proceeds of your redemption may be held up to 10 business days until the Transfer Agent is satisfied that the check has cleared.

Undeliverable Distribution Checks

For any shareholder who chooses to receive distributions in cash:

If distribution checks (1) are returned and marked as “undeliverable” or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the appropriate Fund.

Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your State’s abandoned property laws.

Timing of Sale Requests

All requests received in good order by the Transfer Agent before the close of the New York Stock Exchange, typically 4:00 p.m., Eastern Time, will be executed the same day at that day’s NAV. Requests received after the close of the New York Stock Exchange will be executed the following business day, at that day’s NAV. Redemption orders are executed only on days when the New York Stock Exchange is open for trading. If the New York Stock Exchange closes early, the deadline for redemption orders will be accelerated to the earlier closing time.

Signature Guarantees

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program. A notary public is not an acceptable signature guarantor.

A signature guarantee is required to redeem shares in the following situations:

•      When ownership is being changed on your account;

•      When redemption proceeds are payable or sent to any person, address or bank account not on record;

•      If a change of address was received by the Transfer Agent within the last 30 days; and

•      For all redemptions over $100,000 from any shareholder account.

In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.

Redemption Policies

Payment for redemptions of Fund shares is usually made within one business day, but not later than seven calendar days after receipt of your redemption request, unless the check used to purchase the shares has not yet cleared. The Trust may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the New York Stock Exchange is restricted or the New York Stock Exchange is closed for other than customary weekends and holidays, (2) the SEC has by order permitted such suspension for the protection of the Fund’s shareholders, or (3) an emergency exists making disposal of portfolio securities or valuation of net assets not reasonably practicable. In addition to the foregoing, the Trust reserves the right to suspend payment of a request for redemption for a period of up to 10 business days after receipt of a redemption request in good order (a) when it is not reasonably practicable for the Fund to fairly determine the true holder of the Fund’s shares or (b) for the purpose of preserving the rights and interests of the true owner of the shares.  The Transfer Agent, acting on behalf of the Fund and consistent with guidance from the SEC staff, may place a temporary hold on the payment of redemption proceeds from an account held directly with the Fund if the Transfer Agent reasonably believes that financial exploitation of a shareholder who is either over 65 years of age or who has an impairment that renders him/her unable to protect his/her interests has occurred, is occurring, has been attempted, or will be attempted.

Other Documents

Additional documents may be required when shares are registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization. For further information, call the Transfer Agent at 877-835-4531.

Methods Used to Meet Redemption Obligations

The Fund generally pays sale (redemption) proceeds in cash during normal market conditions. To the extent that the Fund does not have sufficient cash holdings for redemption proceeds, it will typically seek to generate such cash through the sale of portfolio assets. The Fund also operates an interfund lending program that enables the Fund to borrow from another Fund on a temporary basis, which, on a less regular basis, may be used to help the Fund satisfy redemptions. Under stressed or unusual conditions that make the payment of cash unwise (and for the protection of the Fund’s remaining shareholders), the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption and you will bear the investment risk of the distributed securities until the distributed securities are sold. These methods may be used during both normal and stressed market conditions.

Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property, including mutual fund shares, under various circumstances. Such circumstances include inactivity (i.e., no owner-initiated contact for a certain period), returned mail (i.e., when mail sent to a shareholder is returned by the post office, or “RPO,” as undeliverable), or a combination of both inactivity and returned mail. More information on unclaimed property and how to maintain an active account is available through your state.

If you are a resident of certain states, you may designate a representative to receive notice of the potential escheatment of your property.  The designated representative would not have any rights to your shares.  Please contact your financial intermediary for additional information.

DISTRIBUTION OF FUND SHARES

SEI Investments Distribution Co. (SIDCo.) is the distributor of the shares of the Fund.

The Fund is sold primarily through independent registered investment advisers, financial planners, bank trust departments and other financial advisors (Financial Advisors) who provide their clients with advice and services in connection with their investments in the Fund. Many Financial Advisors are also associated with broker-dealer firms. SIMC and its affiliates, at their expense, may pay compensation to these broker-dealers or other financial institutions for marketing, promotional or other services. These payments may be significant to these firms and may create an incentive for the firm or its associated Financial Advisors to recommend or offer shares of the Fund to its customers rather than other funds or investment products. These payments are made by SIMC and its affiliates out of their past profits or other available resources. SIMC and its affiliates may also provide other products and services to Financial Advisors. For additional information, please see the Fund’s SAI. You can also ask your Financial Advisor about any payments it receives from SIMC and its affiliates, as well as about fees it charges.

SERVICE OF FUND SHARES

The Fund has adopted a shareholder services plan and agreement (the Service Plan) that allows the Fund to pay service providers a fee in connection with the ongoing servicing of shareholder accounts at an annual rate of up to 0.10% of the average daily net assets of the Fund. The Service Plan provides that shareholder service fees will be paid to SIDCo.  As further discussed in the SAI, SIDCo. uses the shareholder service fees to compensate New Covenant Trust Company, N.A. (NCTC) for shareholder services that NCTC provides to shareholder accounts pursuant to a shareholder service agreement.  SIDCo. may be compensated under the Service Plan for processing dividend payments on behalf of Fund shareholders.  Additionally, SIDCo. may use the shareholder service fees to compensate other financial intermediaries for providing shareholder services to shareholder accounts.

Shareholder Services

Telephone Information

•      Your Account: If you have questions about the Fund or your account, including purchases, redemptions and distributions, call the Transfer Agent toll-free at 877-835-4531, between 8:00 a.m. and 7:00 p.m., Eastern Time, on business days.

Account Statements

The Fund provides you with these helpful services and information about your account:

•      a statement after every transaction;

•      an annual account statement reflecting all transactions for the year;

•      tax information, which will be mailed by January 31 of each year, a copy of which will also be filed with the Internal Revenue Service for taxable investors; and

•      financial statements with a summary of portfolio composition and performance that will be mailed at least twice a year.

Account statements are also available online. Sign up for E-delivery through the Account Access link at www.NewCovenantFunds.com to receive e-mail notification when quarterly statements, a new prospectus, semi-annual or annual shareholder reports are available. The e-mails will provide you with a link to logon to your account via secure access to view your statement or other important information. You will continue to receive a paper copy of your statement in the mail unless you opt out of paper delivery.

Internet

You may obtain access to account information by visiting the Fund’s website at www.NewCovenantFunds.com.The website provides share price and price change information for the Fund and gives account balances and information on the most recent transactions and allows exchanges of shares.

Integrated Voice Response System

You may obtain access to account information by calling 877-835-4531. The system provides share price and price change information for the Fund and gives account balances and information on the most recent transactions and allows exchanges of shares.

Account Minimum

You must keep at least $500 worth of shares in your account to keep the account open. If, after giving you 30 days’ prior written notice, your account value is still below $500 as a result of redemption activity, and not market movement, we may redeem your shares and send you a check for the redemption proceeds.

Telephone Transactions

To use telephone purchase, redemption and exchange privileges, you must have selected these services on your original account application or submitted a subsequent request in writing to add these services to your account. The Fund and the Transfer Agent reserve the right to refuse any telephone transaction when they are unable to confirm to their satisfaction that a caller is the account owner or a person preauthorized by the account owner. The Transfer Agent has established security procedures to prevent unauthorized account access. The telephone transaction privilege may be suspended, limited, modified or terminated at any time without prior notice by the Fund or the Transfer Agent. Neither the Trust nor any of its service providers will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine (See section 8 of the application).

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

Automatic Investment Plan

Once an account has been opened with a minimum investment of $500, you can make additional purchases of shares of the Fund with the automatic withdrawal of monies from your bank account. Amounts may be withdrawn from your bank account on a monthly or quarterly basis in minimum amounts of $50 (See section 7 of the application).

Systematic Withdrawal Plan

Once you have established an account with $5,000 or more, you may automatically receive funds from your account on a monthly, quarterly or semi-annual basis (minimum of $50). To request a form to start the Systematic Withdrawal Plan, call 877-835-4531 or visit the Fund’s website, www.NewCovenantFunds.com.

Householding Policy

One copy of each prospectus, annual and semiannual report will be sent to all related accounts at a common address. Each document will be mailed to the registered address with the first line addressed to “New Covenant Fund Shareholder at”.

By adopting the householding policy, we are responding to shareholder requests and will reduce printing and mailing expenses. If you prefer to receive copies for each account, you must call us at 877-835-4531 during business hours (9:00 a.m. to 8:00 p.m. Eastern Time). All requests will be processed within 30 days.

Sign up for E-delivery through the Account Access link at www.NewCovenantFunds.com to receive e-mail notification when quarterly statements are available. The e-mails will provide you with a link to logon to your account via secure access to view your statement or other important information. You will continue to receive a paper copy of your statement in the mail unless you opt out of paper delivery.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund passes along to your account your share of investment earnings in the form of dividends and distributions. Fund dividends are the net interest and dividends earned on investments after Fund expenses. The Fund will at least annually declare and pay dividends from their net investment income and distribute any net capital gains obtained through Fund investment transactions. Interest and dividend payments will normally be distributed as income dividends on a quarterly basis for the Fund.

Unless you elect otherwise on your application, all dividends and distributions paid by a Fund will be reinvested in additional shares of that Fund. They will be credited to your account in that Fund at the same NAV per share as would apply to cash purchases on the applicable dividend payment date. Unless you are a tax-exempt organization, all distributions a Fund pays to you will be taxable when paid, regardless of whether they are taken in cash or reinvested in shares of the Fund. To change your dividend election, you must notify the Transfer Agent in writing at least 5 business days prior to the applicable dividend record date.

[Taxes][To Be Updated]

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below the Fund has summarized some important U.S. tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change. This summary does not apply to shares held in individual retirement accounts or other tax-qualified plans, which are generally not subject to current taxation. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should consult your tax advisor regarding the rules governing your own retirement plan or tax-qualified plan.

The recently enacted tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules only applicable to a regulated investment company, such as the Fund. The Tax Act, however, makes numerous other changes to the tax rules that may affect shareholders and the Fund. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Fund.

At least annually, the Fund intends to distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive from the Fund may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether received in cash or you reinvest them. Income distributions, including distributions of net short-term capital gains, are generally taxable at ordinary income tax rates. Certain dividend distributions may qualify for the reduced tax rates on qualified dividend income to the extent certain holding period requirements are met by you and the Fund. Qualified dividend income is, in general, dividends from domestic corporations and from certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States or the stock of which is readily tradable on an established securities market in the United States). Distributions reported by the Fund as long term capital gains distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have held your Fund shares. Once a year the Fund will send you a statement showing the types and total amount of distributions you received during the previous year.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. Any capital gain or loss realized upon a sale or exchange of Fund shares is generally treated as long-term capital gain or loss if the shares have been held for more than twelve months. Capital gain or loss realized upon a sale or exchange of Fund shares held for twelve months or less is generally treated as short-term capital gain or loss, except that any capital loss on the sale of the Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares.

The Fund (or its administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund is also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of Fund shares the Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, the Fund will use a default cost basis method which can be obtained from the Fund or the administrator. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should be avoided by taxable investors.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends and capital gains (including capital gains realized on the sale or exchange of shares of the Fund).

Income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. Although in some countries a portion of these withholding taxes is recoverable, the non-recovered portion will reduce the income received from the securities in the Fund.

Non-U.S. investors in the Fund may be subject to U.S. withholding tax and are encouraged to consult their tax advisor prior to investing in the Fund.

The SAI contains more information about taxes.

ADDITIONAL INFORMATION

The Trust enters into contractual arrangements with various parties (including, among others, the Fund’s investment adviser, custodian, transfer agent, accountants and distributor) who provide services to the Fund. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or any right to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus and the SAI provide information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this prospectus, the SAI nor any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or Fund and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly (and which may not be waived) by federal or state securities laws.

FINANCIAL HIGHLIGHTS [To Be Updated]

The tables that follow present performance information about shares of the Fund. This information is intended to help you understand the Fund’s financial performance for the past five years. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions.

This information has been derived from each Fund’s financial statements, which have been audited by KPMG LLP, the Fund’s independent registered public accounting firm. Its report, along with the Fund’s financial statements, appears in the annual report. You can obtain the annual report, which contains more performance information, at no charge by calling 877-835-4531.

For the years ended June 30,

For a share outstanding throughout the year

	Growth Fund
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$40.15	$34.23	$38.28	$43.70	$37.28
INVESTMENT ACTIVITIES:
Net investment income(1)	0.46	0.27	0.27	0.22	0.23
Net realized and unrealized gains (losses) on securities(1)	5.34	5.91	(1.67)	2.29	8.55
Total from investment activities	5.80	6.18	(1.40)	2.51	8.78
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income	(0.39)	(0.26)	(0.21)	(0.22)	(0.24)
Net realized gains	(2.39)	—	(2.44)	(7.71)	(2.12)
Total dividends and distributions	(2.78)	(0.26)	(2.65)	(7.93)	(2.36)
Net Asset Value, End of Year	$43.17	$40.15	$34.23	$38.28	$43.70
Total Return†	14.74%	18.12%	(3.68)%	6.41%	24.18%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year ($ Thousands)	$428,674	$412,229	$394,943	$416,158	$424,852
Ratio of net expenses to average net assets	0.87%	0.95%	1.02%	1.02%	1.02%
Ratio of expenses to average net assets, excluding waivers	1.12%	1.13%	1.14%	1.12%	1.15%
Ratio of net investment income to average net assets	1.08%	0.73%	0.76%	0.54%	0.55%
Portfolio turnover rate	24%	50%	103%	107%	86%

† Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1) Per share net investment income and net realized and unrealized gains/(losses) calculated using average shares.

Amounts designated as “—” are $0 or have been rounded to $0.

Rev. 09/2012

Consumer Privacy Notice

This information is not part of the prospectus

FACTS:	WHAT DOES NEW COVENANT FUNDS (NCF) DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security Number and Account Balances
• Transaction History and Wire Transfer Instructions
• Account Transactions and Assets

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons NCF chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NCF share?	Can you limit this sharing?
For our everyday business purposes	Yes	No
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus
For our marketing purposes —	Yes	No
to offer our products and services to you
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes —	Yes	No
information about your transactions and experiences
For our affiliates’ everyday business purposes —	No	We don’t share
information about your creditworthiness
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 610-676-1000

Continued

1

Who we are

Who is providing this notice?	This notice is being provided on behalf of NCF.

What we do

How does NCF protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our employees may access personal information only when there is an appropriate reason to do so, such as to administer or offer our products and services.

How does NCF collect my personal information?	We collect your personal information, for example, when you • open an account or make deposits or withdrawals • make a wire transfer or provide account information • give us your contact information
Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• Our affiliates include financial companies such as a broker dealer, investment advisor and federal savings association; and nonfinancial companies such as a general purpose corporation.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • NCF does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • NCF does not jointly market.

Other important information

The information practices we have described above comply with federal law. Vermont and California laws place additional limits on sharing information about their residents. If you are a Vermont or California resident, we will automatically limit the disclosure of your information to affiliated and nonaffiliated third parties as required by applicable law or regulation.

End of Form

2

NEW COVENANT FUNDS

Investment Adviser

SEI Investments Management Corporation
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Distributor

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

More information about the Fund is available without charge through the following:

Statement of Additional Information (“SAI”)

The SAI dated [October 31, 2019], as it may be amended from time to time, includes detailed information about New Covenant Funds. The SAI is on file with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports list the Fund’s holdings and contain information from the Fund’s managers about strategies and market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone:	Call 877-835-4531

By Mail:	Write to the Fund at: New Covenant Funds U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701

By Internet:	Visit www.NewCovenantFunds.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about New Covenant Funds, from the EDGAR Database on the SEC’s website (http://www.sec.gov). You may request documents by mail from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

New Covenant Funds’ Investment Company Act registration number is 811-09025.

NCF-F-002 (10/19)

NEW COVENANT FUNDS

New Covenant Growth Fund

Ticker Symbol: NCGFX

Administrator:

SEI Investments Global Funds Services

Distributor:

SEI Investments Distribution Co.

Investment Adviser:

SEI Investments Management Corporation

Sub-Adviser:

Parametric Portfolio Associates LLC

This Statement of Additional Information (“SAI”) is not a prospectus. It is intended to provide additional information regarding the activities and operations of New Covenant Funds (the “Trust”) and should be read in conjunction with the Trust’s prospectus dated October 31, 2019, as it may be amended from time to time (the “Prospectus”). The Prospectus may be obtained by writing the Fund at New Covenant Funds, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, by calling 877-835-4531 or by visiting the Fund’s website at http://www.NewCovenantFunds.com.

The Trust’s financial statements for the fiscal year ended June 30, 2019, including notes thereto and the report of the Independent Registered Public Accounting Firm thereon, are incorporated herein by reference from the Trust’s 2019 Annual Report. A copy of the 2019 Annual Report must accompany the delivery of this SAI.

October 31, 2019

NCF-F-003 (10/19)

TABLE OF CONTENTS

THE TRUST	XX
INVESTMENT OBJECTIVES AND POLICIES	XX
DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS	XX
Equity Securities	XX
Tracking Error	XX
American Depositary Receipts	XX
Small and Medium-Sized Companies	XX
Forward Commitments, When-Issued Securities and Delayed Delivery Transactions	XX
Futures Contracts	XX
Segregated Assets	XX
Options on Futures Contracts	XX
Covered Call Options	XX
Risk of Futures and Options Investments	XX
Purchasing Call Options	XX
Purchasing Put Options	XX
Writing Put Options	XX
Limitations on Futures Contracts and Options on Futures Contracts	XX
Forward Foreign Currency Exchange Contracts	XX
MiFID II	XX
Repurchase Agreements	XX
Reverse Repurchase Agreements	XX
Risks of Cyber Attacks	XX
Securities of Other Investment Companies	XX
Interfund Lending and Borrowing Agreements	XX
Illiquid Securities	XX
Convertible Securities	XX
Real Estate Investment Trusts	XX
Borrowing	XX
Quantitative Investing	XX
Other Investments	XX
Temporary Defensive Purposes	XX
INVESTMENT LIMITATIONS	XX
THE ADMINISTRATOR AND TRANSFER AGENT	XX
THE ADVISER AND SUB-ADVISER	XX
DISTRIBUTION AND SHAREHOLDER SERVICING	XX
SECURITIES LENDING ACTIVITY	XX
TRUSTEES AND OFFICERS OF THE TRUST	XX
PROXY VOTING POLICIES AND PROCEDURES	XX
PURCHASE AND REDEMPTION OF SHARES	XX
TAXES	XX
PORTFOLIO TRANSACTIONS	XX
DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION	XX

DESCRIPTION OF SHARES	XX
LIMITATION OF TRUSTEES’ LIABILITY	XX
CODES OF ETHICS	XX
VOTING	XX
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	XX
SOCIAL-WITNESS SERVICES	XX
CUSTODIANS	XX
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	XX
LEGAL COUNSEL	XX
DESCRIPTION OF RATINGS	XX

[THE TRUST]

New Covenant Funds is a Delaware statutory trust organized pursuant to a Trust Instrument dated September 30, 1998. The Trust was organized to offer separate series of shares and currently offers four separate series: New Covenant Growth Fund (the “Fund”), New Covenant Income Fund (“Income Fund”), New Covenant Balanced Growth Fund (“Balanced Growth Fund”) and New Covenant Balanced Income Fund (“Balanced Income Fund”) (collectively, the “NCF Funds”). Currently, there is one class of shares issued by each Fund. The Trust’s Board of Trustees (“Board,” “Trustees,” or “Board of Trustees”) may issue additional classes of shares or series at any time without prior approval of the shareholders. The Balanced Growth Fund and Balanced Income Fund may also be referred to as the “Balanced Funds.”

The Trust is classified as an open-end, management investment company. The Income Fund and the Growth Fund are diversified, which means that, with respect to 75% of its total assets, a Fund will not invest more than 5% of its assets in the securities of any single issuer or hold more than 10% of the voting securities of any single issuer.

Under applicable federal securities laws, the diversification of a mutual fund’s holdings is measured at the time the fund purchases a security. However, if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. Accordingly, the Fund is subject to the risk that their performance may be hurt disproportionately by the poor performance of relatively few securities despite the Fund qualifying as a diversified mutual fund under applicable federal securities laws.

Whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standards or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition or sale of such security or other asset. Accordingly, except with respect to borrowing and illiquid securities, any subsequent change in values, net assets or other circumstances will not be considered in determining whether an investment complies with the Fund’s investment policies and limitations. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by the Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy. If this happens, the Fund would sell such investments as soon as practicable while trying to maximize the return to its shareholders.

INVESTMENT OBJECTIVES AND POLICIES

In addition to its objective and strategies, the Fund has the common objective of making investments consistent with social-witness principles adopted by the General Assembly of the Presbyterian Church (U.S.A.). These principles may evolve over time and currently include, among others, certain limitations on investments in some corporations due to their involvement in military-related production, tobacco, and human rights violations. The Fund may choose to sell otherwise profitable investments in companies which have been identified as being in conflict with the established social-witness principles of the Presbyterian Church (U.S.A.). Beyond these principles, each NCF Fund pursues different investment objectives and strategies. For purposes of determining which securities are eligible for investment by the Fund and those which are not eligible for investment, SEI Investments Management Corporation (“SIMC,” or the “Adviser”) procures a list which identifies those specific companies which may not be purchased by the Fund. This list, which is updated annually, contains those companies involved in military-related production, tobacco, or human rights violations that are prohibited for investment in accordance with the policies that are set by the General Assembly of the Presbyterian Church (U.S.A.) and brought forth by the Mission Responsibility Through Investment Committee Guidelines. In addition to these companies which are prohibited for investment by the Fund pursuant to the Mission Responsibility through Investment Committee Guidelines, the Fund also does not invest in certain other companies that have derived 25% or more of the company’s revenues from alcohol, gambling and tobacco, and do not invest in certain companies in the weapons industry. The Adviser consults closely with the sub-advisers that acquire portfolio securities for the Fund regarding those sub-advisers’ reliance on the list.

The Fund’s portfolio may be constructed to favor securities that are more highly ranked with respect to environmental, social and governance (“ESG”) criteria based on ESG performance evaluations provided by a third-party research vendor. Typically, environmental assessment categories include climate change, natural resource use, waste management and environmental opportunities. Social evaluation categories include human capital, product safety and social opportunities. Governance assessment categories include corporate governance, business ethics and government and public policy. How well companies adhere to international norms and principles and involvement in major ESG controversies (examples of which may relate to the environment, customers, human rights and community, labor rights and supply chain, and governance) are other considerations.

The New Covenant Funds are not intended to be an investment option of a participant-directed plan or program of any government entity, nor is the Fund offered as an investment in a participant-directed plan or program of any government agency.

The Fund’s investment objective is long-term capital appreciation. A modest amount of dividend income may be produced by the Fund’s equity securities. Under normal market conditions, the Fund will invest primarily in a diversified portfolio of equity securities of U.S. companies that are components of an index that represents broad exposure to the U.S. large cap equity market (the “Index”). The Fund will seek generally to replicate the performance of the Index, subject to such variation as may arise as a result of implementation of the Presbyterian Principles discussed below.

The Fund seeks to invest consistent with social-witness principles established by the General Assembly of the Presbyterian Church (U.S.A.) (the “Presbyterian Principles”), as reflected in Guidelines put forth by the Committee on Mission Responsibility Through Investing (the “Committee”). In doing so, the Fund will not invest in certain companies, despite that company being a component in the Index. The Fund seeks to avoid investing in companies involved in tobacco, alcohol and gambling, along with for-profit prisons, and some companies related to weapons production, antipersonnel and mines, handguns and assault weapons. In addition, at times a company involved in serious human rights violations may also be screened. The Fund may also screen companies for other reasons when deemed appropriate to implement the Presbyterian Principles. The Fund’s investment performance will depend, among other things, on the Fund’s tracking of the Index and the performance of the Index. The Fund’s ability to track the performance of the Index will be affected by differences between the Index and the Fund’s portfolio resulting from adherence to the Presbyterian Principles, as well as by factors such as the size and timing of cash flows into and out of the Fund, and the Fund’s fees and expenses.

The Fund generally will attempt to invest in securities comprising the Index in approximately the same proportions as they are represented in the Index, subject to such changes resulting from implementation of the Presbyterian Principles. It may not be possible or practicable to purchase all of the securities composing the Index or to hold them in the same weightings as they are represented in the Index. In those cases, the Fund’s sub-adviser (the “Sub-Adviser”) may employ a sampling or optimization technique to replicate the Index. In seeking to track the performance of the Index, the Fund may invest in the following securities, not all of which may be constituents of the Index: common stocks, preferred stocks, depository receipts, rights, warrants, exchange-traded funds (ETFs), real estate investment trusts (REITs), and futures contracts.

The Sub-Adviser selects the Fund’s securities under the general supervision of SIMC. The Sub-Adviser’s investment strategy seeks to closely track the Index return, subject to such variations as arise from implementation of the Presbyterian Principles, and therefore differs from an “active” investment strategy where an investment manager buys and sells securities based on its own economic, financial, and market analysis. The market capitalization and composition of the Index is subject to change. SIMC and the Sub-Adviser may sell securities that are represented in the Index or purchase securities that are not represented in the Index, prior to or after their removal or addition to the Index.

The Sub-Adviser also has the authority to vary from the Index: (i) to conform the Fund’s portfolio to the Presbyterian Principles; (ii) to favor, consistent with the Presbyterian Principles, securities of companies that are more highly ranked with respect to environmental, social and governance (“ESG”) criteria than other companies in the Fund’s portfolio; and (iii) to a lesser extent, manage risk and seek efficient trading costs.

There can be no assurance that the Fund will achieve its investment objectives.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

You should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Fund.

The following information should be read in conjunction with the Prospectus. The investment practices described below, which apply to the Fund, are not fundamental, unless otherwise indicated, and may be changed by the Board of Trustees without approval of the shareholders.

The Adviser acts as a manager of managers for the Fund and selects and retains various Sub-Advisers. The Sub-Advisers employ portfolio managers to make the day-to-day investment decisions regarding portfolio holdings of the Fund.

EQUITY SECURITIES-The Fund may invest in the following types of investments, each of which is subject to certain risks, as discussed below: common stocks, preferred stocks, convertible securities and warrants.

All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. Historically, the equity markets have moved in cycles and the value of the securities in the Fund’s portfolio may fluctuate substantially from day to day. Owning an equity security can also subject the Fund to the risk that the issuer may discontinue paying dividends.

Common Stock. A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

Preferred Stock. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond. Unlike common stock, a preferred stock’s participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, it is subject to the risk that the dividend can be changed or omitted by the issuer.

Convertible Securities and Warrants. Convertible securities are securities, such as debt securities or preferred stock, that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities include corporate bonds, notes and preferred stock that can be converted into, or exchanged for, a prescribed amount of common stock of the same or different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.  In addition to the general risk associated with equity securities discussed above, the market value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. In addition to the general risks associated with equity securities discussed above, investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

TRACKING ERROR-The risk that the Fund’s performance may vary substantially from the performance of the Index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Fund’s investments and the Index’s components, implementation of the Presbyterian Principles, and favoring ESG and other factors.

AMERICAN DEPOSITARY RECEIPTS-American Depositary Receipts (“ADRs”), as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”), Continental Depositary Receipts (“CDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject the Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally, subject to less government supervision and regulation and different accounting treatment than are those in the U.S.

Although the two types of depositary receipt facilities (unsponsored and sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depositary requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depositary and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depositary, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depositary), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositaries of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.

SMALL AND MEDIUM-SIZED COMPANIES-To the extent the Fund invests in the equity securities of small and medium-sized companies, it will be exposed to the risks of smaller sized companies. Small and medium-sized companies may have narrower markets for their goods and/or services and may have more limited managerial and financial resources than larger, more established companies. Furthermore, such companies may have limited product lines, services, markets, or financial resources or may be dependent on a small management group. In addition, because these stocks may not be well-known to the investing public, do not have significant institutional ownership or are typically followed by fewer security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of smaller sized company securities held by the Fund. As a result, their performance may be more volatile and they may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS-The Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Debt securities are often issued on this basis. No income will accrue on securities purchased on a when-issued or delayed-delivery basis until the securities are delivered. Securities purchased or sold on a when-issued, delayed-delivery or forward-commitment basis involve a risk of loss if the value of the security to be purchased declines prior to settlement date. Although the Fund would generally purchase securities on a when-issued, delayed-delivery or a forward-commitment basis with the intention of acquiring the securities, the Fund may dispose of such securities prior to settlement if the portfolio managers deem it appropriate to do so.

The Fund may dispose of or renegotiate a when-issued or forward commitment. The Fund will normally realize a capital gain or loss in connection with these transactions.

When the Fund purchases securities on a when-issued, delayed-delivery or forward-commitment basis, the Fund will maintain cash, U.S. Government securities or other liquid portfolio securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, the custodian will hold the portfolio securities in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover their obligations under when-issued purchases, forward-commitments and delayed-delivery transactions.

FUTURES CONTRACTS-The Fund may enter into financial futures contracts. Such contracts may either be based on indexes of particular groups or varieties of securities (“Index Futures Contracts”), or be for the purchase or sale of debt obligations (“Debt Futures Contracts”). Such futures contracts are traded on exchanges licensed and regulated by the Commodity Futures Trading Commission. The Fund enters into futures contracts to gain a degree of protection against anticipated changes in interest rates that would otherwise have an adverse effect upon the economic interests of the Fund. However, the costs of and possible losses from futures transactions will reduce the Fund’s yield from interest on its holdings of debt securities. Income from futures transactions constitutes taxable gain.

For the Fund, the custodian marks cash, U.S. Government securities or other liquid portfolio securities as segregated within the custody account in an amount equal to the value of the total assets committed to the consummation of futures positions. If the value of the segregated securities declines, additional cash or securities are required to be marked on a daily basis so that the value of the segregated assets equals the amount of the Fund’s commitments with respect to such contracts. Alternatively, the Fund may cover such positions by purchasing offsetting positions, or covering such positions partly with cash, U.S. Government securities or other liquid portfolio securities, and partly with offsetting positions.

A Debt Futures Contract is a binding contractual commitment that, if held to maturity, requires the  Fund to make or accept delivery, during a particular month, of obligations having a standardized face value and rate of return. By purchasing a Debt Futures Contract, the Fund legally obligates itself to accept delivery of the underlying security and to pay the agreed price; by selling a Debt Futures Contract it legally obligates itself to make delivery of the security against payment of the agreed price. However, positions taken in the futures markets are normally not held to maturity. Instead they are liquidated through offsetting transactions which may result in a profit or loss. While Debt Futures Contract positions taken by the Fund are usually liquidated in this manner, the Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous.

A clearing corporation, associated with the exchange on which futures contracts are traded, assumes responsibility for close-outs of such contracts and guarantees that the sale or purchase, if still open, is performed on the settlement date.

By entering into futures contracts, the Fund seeks to establish with more certainty than would otherwise be possible the effective rate of return on its portfolio securities. The Fund may, for example, take a “short” position in the futures market by selling a Debt Futures Contract for future delivery of securities held by the Fund in order to hedge against an anticipated rise in interest rates that would adversely affect the value of such securities. Or it might sell an Index Futures Contract based on a group of securities whose price trends show a significant correlation with those of securities held by the Fund. When hedging of this character is successful, any depreciation in the value of portfolio securities is substantially offset by appreciation in the value of the futures position. On other occasions the Fund may take a “long” position by purchasing futures contracts. This is done when the Fund is not fully invested or expects to receive substantial proceeds from the sale of portfolio securities or of Fund shares, and anticipates the future purchase of particular securities but expects the rate of return then available in the securities markets to be less favorable than rates that are currently available in the futures markets. The Fund expects that, in the normal course, securities will be purchased upon termination of a long futures position, but under unusual market conditions, a long futures position may be terminated without a corresponding purchase of securities.

Debt Futures Contracts currently involve only taxable obligations and do not encompass municipal securities. The value of Debt Futures Contracts on taxable securities, as well as Index Futures Contracts, may not vary in direct proportion with the value of the Fund’s securities, limiting the ability of the Fund to hedge effectively against interest-rate risk.

The investment restriction concerning futures contracts does not specify the types of Index Futures Contracts into which the Fund may enter because it is impossible to foresee what particular indexes may be developed and traded or may prove useful to the Fund in implementing its overall risk-management strategies. For example, price trends for a particular Index Futures Contract may show a significant correlation with price trends in the securities held by the Fund, even though the securities comprising the index are not necessarily identical to those held by the Fund. In any event, the Fund would not enter into a particular Index Futures Contract unless the portfolio managers determined that such a correlation existed.

To the extent the Fund uses Index Futures Contracts and Debt Futures Contracts, they are traded actively through the CME Group.

SEGREGATED ASSETS-The Fund may be required to segregate assets (such as cash, U.S. Government securities and other liquid portfolio securities) or otherwise provide coverage consistent with applicable regulatory policies. This would be with respect to the Fund’s permissible obligations under the call and put options it writes, the forward foreign currency exchange contracts it enters into and the futures contracts it enters into.

OPTIONS ON FUTURES CONTRACTS-To attempt to gain additional protection against the effects of interest-rate fluctuations, the Fund may purchase and write (sell) put and call options on futures contracts that are traded on a U.S. exchange or board of trade and enter into related closing transactions. There can be no assurance that such closing transactions will be available at all times. In return for the premium paid, such an option gives the purchaser the right to assume a position in a futures contract at any time during the option period for a specified exercise price.

The Fund may purchase put options on futures contracts in lieu of, and for the same purpose as, sale of a futures contract. They also may purchase such put options in order to hedge a long position in the underlying futures contract.

The purchase of call options on futures contracts is intended to serve the same purpose as actual purchase of the futures contracts. The Fund may purchase call options on futures contracts in anticipation of a market advance when it is not fully invested.

The Fund may write (sell) a call option and a futures contract in order to hedge against a decline in the price of the index or debt securities underlying the futures contract. If the price of the futures contract at expiration is below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing (selling) of put options on futures contracts is similar to purchase of the futures contracts, except that, if market price declines, the Fund would pay more than the current market price for the underlying securities or index units. The net cost to the Fund would be reduced, however, by the premium received on sale of the puts, less any transaction costs.

COVERED CALL OPTIONS-The Fund may write (sell) covered call options on their portfolio securities in an attempt to enhance investment performance. No more than 20% of the Fund’s net assets may be subject to covered options.

When the Fund writes (sells) a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the “exercise price”) at any time during the option period, generally ranging up to nine months. If the option expires unexercised, the Fund will realize gain to the extent of the amount received for the option (the “premium”) less any commission paid. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered option, the Fund forgoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

When the Fund sells an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund’s Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction (i.e., the Fund terminates its obligation as the writer of the option by purchasing a call option on the same security with the same exercise price and expiration date as the option previously written), the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option was sold) and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund will realize a long-term or short-term gain or loss from the sale of the underlying security, and proceeds of the sale will be increased by the net premium originally received. The writing of covered options may be deemed to involve a pledge of the securities against which the option is being written. Securities against which options are written will be segregated on the books of the Fund’s custodian.

RISKS OF FUTURES AND OPTIONS INVESTMENTS-The Fund will incur brokerage fees in connection with its futures and options transactions, and it will be required to segregate funds for the benefit of brokers as margin to guarantee performance of its futures and options contracts. In addition, while such contracts will be entered into to reduce certain risks, trading in these contracts entails certain other risks. Thus, while the Fund may benefit from the use of futures contracts and related options, unanticipated changes in interest rates may result in a poorer overall performance for the Fund than if it had not entered into any such contracts. Additionally, the skills required to invest successfully in futures and options may differ from skills required for managing other assets in the Fund’s portfolio.

The Fund may engage in over-the-counter options transactions with broker-dealers who make markets in these options. The portfolio managers will consider risk factors such as their creditworthiness when determining a broker-dealer with which to engage in options transactions. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Certain over-the-counter options may be deemed to be illiquid securities and may not be readily marketable. The portfolio managers will monitor the creditworthiness of dealers with which the Fund enter into such options transactions under the general supervision of the Board of Trustees.

PURCHASING CALL OPTIONS- The Fund may purchase call options to the extent that call option coverage by the Fund does not constitute more than 20% of the Fund’s total assets. When the Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with those transactions. The Fund may, following purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid (less any commissions) to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid (less any commissions) to purchase the original call option.

Although the Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund, in which event the Fund would realize a capital loss that would be characterized as short-term unless the option was held for more than one year.

PURCHASING PUT OPTIONS-No more than 20% of  the Fund’s total assets may be subject to put options. The Fund will, at all times during which it holds a put option, own the security covered by such option. The purchase of the put on substantially identical securities held will constitute a short sale for tax purposes, the effect of which is to create short-term capital gain on the sale of the security and to suspend running of its holding period (and treat it as commencing on the date of the closing of the short sale) or that of a security acquired to cover the same if, at the time the put was acquired, the security had not been held for more than one year.

A put option purchased by the Fund gives it the right to sell one of its securities for an agreed-upon price up to an agreed-upon date. The Fund may purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (“protective puts”). The ability to purchase put options will allow the Fund to protect unrealized gains in an appreciated security in their portfolios without actually selling the security. If the security does not drop in value, the Fund will lose the value of the premium paid. The Fund may sell a put option which it has previously purchased prior to sale of the securities underlying such option. Such sale will result in a net gain or loss depending upon whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

The Fund may sell a put option purchased on individual portfolio securities. Additionally, the Fund may enter into closing sale transactions. A closing sale transaction is one in which the Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

WRITING PUT OPTIONS-The Fund may also write put options on a secured basis, which means that the Fund will maintain, in a segregated account with its custodian, cash or U.S. Government securities in an amount not less than the exercise price of the option at all times during the option period. The amount of cash or U.S. Government securities held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put options written by the Fund. Secured put options will generally be written in circumstances where the portfolio managers wish to purchase the underlying security for the Fund’s portfolio at a price lower than the current market price of the security. In such event, the Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. With regard to the writing of put options, the Fund will limit the aggregate value of the obligations underlying such put options to 20% of its net assets.

Following the writing of a put option, the Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The Fund may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS-The Fund will not engage in transactions in futures contracts or related options for speculation but only as a hedge against changes resulting from market conditions in the values of debt securities held in its portfolio or which it intends to purchase and where the transactions are appropriate to the reduction of the Fund’s risks. The Trustees have adopted policies (which are not fundamental and may be modified by the Trustees without a shareholder vote) that, immediately after the purchase for the Fund of a futures contract or a related option, the value of the aggregate initial margin deposits with respect to all futures contracts (both for receipt and delivery), and premiums paid on related options entered into on behalf of the Fund, will not exceed 5% of the fair market value of the Fund’s total assets. Additionally, the value of the aggregate premiums paid for all put and call options held by the Fund will not exceed 20% of its net assets. Futures contracts and put options written (sold) by the Fund will be offset by assets of the Fund held in a segregated account in an amount sufficient to satisfy obligations under such contracts and options.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS-The Fund may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities. A forward foreign currency exchange contract (“forward contract”) involves a negotiated obligation to purchase or sell a specific currency at a future date or range of future dates (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

The maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month, and forward contracts may be in any amount agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between banks or currency dealers so that no intermediary is required. A forward contract generally requires no margin or other deposit.

Closing transactions with respect to forward contracts are effected with the currency trader who is a party to the original forward contract.

The Fund may enter into foreign contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of interest and dividend payments on a security it holds, the Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such interest and dividend payments, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transaction, the Fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend payment is declared, and the date on which such payments are made or received.

The Fund’s activities involving forward contracts may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

MiFID II-Directive 2014/61/EU on markets in financial instruments and Regulation 600/2014/EU on markets in financial instruments (collectively, “MiFID II”) took effect in Member States of the EU on January 3, 2018. MiFID II forms the legal framework governing the requirements applicable to EU investment firms and trading venues and third-country firms providing investment services or activities in the EU. The extent to which MiFID II will have an indirect impact on markets and market participants outside the EU is unclear and yet to fully play out in practice. It will likely impact pricing, liquidity and transparency in most asset classes and certainly impact the research market.

MiFID II prohibits an EU authorized investment firm from receiving investment research unless it is paid for directly by the firm out of its own resources or from a separate research payment account regulated under MiFID II and funded either by a specific periodic research charge to the client or by a research charge that is not collected from the client separately but instead alongside a transaction commission. Specifically, MiFID II will have practical ramifications outside the EU in certain areas such as payment for equity research and fixed income, currency and commodities research. For example, US asset managers acting under the delegated authority of an EU-based asset manager and US asset managers that are part of a global asset management group with one or more EU affiliates may, in practice, have to restructure the way they procure, value and pay for research under US laws and regulations to more closely align with the requirements under MiFID II. Absent appropriate relief or guidance from US regulators, certain aspects of the research payment regime under MiFID II may be incompatible with US law and regulation. Accordingly, it is difficult to predict the full impact of MiFID II on the Fund and the advisers, but it could include an increase in the overall costs of entering into investments. Shareholders should be aware that the regulatory changes arising from MiFID II may affect the Fund’s ability to adhere to its investment approach and achieve its investment objective.

EU research providers that are MiFID II firms will be obliged to price their research services separately from their execution services. It is uncertain whether these changes will lead to an overall increase in the price of research and/or lead to reduced access to research for the advisers. While the exact impact of MiFID II and the related Markets in Financial Instruments Regulation on certain Funds and the advisers remain unclear and will take time to quantify, the impact on them and on the EU financial markets may be material.

REPURCHASE AGREEMENTS-The Fund may enter into repurchase agreements with any member bank of the Federal Reserve System and any broker-dealer that is recognized as a reporting government securities dealer, whose creditworthiness has been determined by the Adviser or Sub-Adviser. A repurchase agreement, which provides a means for the Fund to earn income on monies for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund at the time of repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. For purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), a repurchase agreement is deemed to be a loan to the seller of the Obligation and is therefore covered by the Fund’s investment restrictions applicable to loans. Each repurchase agreement entered into by the Fund requires that if the market value of the Obligation becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation, on a daily basis, to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. In the event the Fund is unsuccessful in seeking to enforce the contractual obligation to deliver additional securities, and the seller defaults on its obligation to repurchase, the Fund bears the risk of any drop in market value of the Obligation(s). In the event that bankruptcy or insolvency proceedings were commenced with respect to a bank or broker-dealer before its repurchase of the Obligation, the Fund might encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. In the case of repurchase agreements, it is not clear whether a court would consider a repurchase agreement as being owned by the particular Fund or as being collateral for a loan by the Fund. If a court were to characterize the transaction as a loan and the Fund had not perfected a security interest in the Obligation, the Fund could be required to return the Obligation to the bank’s estate and be treated as an unsecured creditor. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in that transaction. The portfolio managers seek to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligations. The Fund may enter into “tri-party” repurchase agreements.  In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians.

Securities subject to a repurchase agreement are held in a segregated account and the amount of such securities is adjusted on a daily basis so as to provide a market value at least equal to the repurchase price. The Fund may not invest more than 15% of their net assets in repurchase agreements maturing in more than seven days.

REVERSE REPURCHASE AGREEMENTS-The Fund may obtain funds for temporary defensive purposes by entering into reverse repurchase agreements with banks and broker-dealers. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by that Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. During the time a reverse repurchase agreement is outstanding, the Fund will maintain a segregated custodial account consisting of cash, U.S. Government securities or other liquid portfolio securities having a value at least equal to the repurchase price, plus accrued interest, subject to the agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements are considered borrowings by the Fund, and as such are subject to the investment limitations discussed in the section titled “Borrowing.”

RISKS OF CYBER-ATTACKS-As with any entity that conducts business through electronic means in the modern marketplace, the Fund, and its service providers, may be susceptible to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations, ransomware, operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers, or various other forms of cyber security breaches. Cyber-attacks affecting the Fund, SIMC or the Sub-Adviser, the Fund’s distributor, custodian, transfer agent, or any other of the Fund’s intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber-attacks. Such costs may be ongoing because threats of cyber-attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value. There can be no assurance that the Fund, the Fund’s service providers, or the issuers of the securities in which the Fund invests will not suffer losses relating to cyber-attacks or other information security breaches in the future. The Fund may also experience losses due to systems failures or inadequate system back-up or procedures at the brokerage firm(s) carrying the Fund’s positions.

SECURITIES OF OTHER INVESTMENT COMPANIES-Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, open-end investment companies and real estate investment trusts, represent interests in professionally managed portfolios that may invest in various types of instruments. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market at a premium or a discount to their net asset value.

Section 12(d)(1)(A) prohibits a registered open-end investment company (e.g., a “fund”) from acquiring more than 3% of another registered open-end investment company’s outstanding shares, investing more than 5% of its own assets in any single registered open-end investment company, or investing more than 10% of its own assets in acquired registered open-end investment companies in the aggregate.

Section 12(d)(1)(G) is a statutory exemption from those limitations that permits a fund to acquire an unlimited amount of shares of other funds that are part of the same group of investment companies (e.g., “affiliated funds”). However, beyond its investment in affiliated fund shares, a fund relying on Section 12(d)(1)(G) originally could only invest in government securities and short-term paper. Subsequent to the enactment of Section 12(d)(1)(G), however, the SEC adopted Rule 12d1-2 under the 1940 Act, which permits funds relying on Section 12(d)(1)(G) to also invest in: (i) shares of unaffiliated funds subject to the limits of Sections 12(d)(1)(A) and 12(d)(1)(F), (ii) any security (as defined in Section 2(a)(36) of the 1940 Act) consistent with the fund’s investment policy, and (iii) affiliated and unaffiliated money market funds (i.e., sweep cash arrangements).

The same federal securities laws also limit the extent to which the Fund can invest in securities of other investment companies, subject to certain exceptions. Generally, under Section 12(d)(1)(A), the Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (i) the Fund owns more than 3% of the total voting stock of the other company; (ii) securities issued by any one investment company represent more than 5% of the Fund’s total assets; or (iii) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund, as applicable. Pursuant to Rule 12d1-1 under the 1940 Act, the Fund may invest in one or more affiliated or unaffiliated investment companies, which comply with Rule 2a-7 under the 1940 Act, in excess of the limits of Section 12 of the 1940 Act, so long as the conditions of that Rule are met. The Fund may invest in investment companies managed by SIMC or the Sub-Adviser to the extent permitted by any rule or regulation of the SEC or any order or interpretation thereunder.

The Fund is prohibited from acquiring any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G) or Section 12(d)(1)(F) of the 1940 Act.

Because of restrictions on direct investment by U.S. entities in certain countries, investment in other investment companies may be the most practical or the only manner in which an international and global fund can invest in the securities markets of those countries. The Fund also may incur tax liability to the extent it invests in the stock of a foreign issuer that constitutes a “passive foreign investment company.”

INTERFUND LENDING AND BORROWING ARRANGEMENTS-The SEC has granted an exemption that permits the Fund to participate in an interfund lending program (the “Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (the “Repo Rate”) and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (the “Bank Loan Rate”). The Bank Loan Rate will be determined using a formula approved by the SEI Funds’ Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate.

All interfund loans and borrowings must comply with the conditions set forth in the exemption, which are designed to ensure fair and equitable treatment of all participating funds.The Fund’s participation in the Program must be consistent with its investment policies and limitations and is subject to certain percentage limitations. SIMC administers the Program according to procedures approved by the SEI Funds’ Board. In addition, the Program is subject to oversight and periodic review by the SEI Funds’ Board.

RULE 144A SECURITIES-The Fund may purchase securities which are not registered under the Securities Act, but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act (“Rule 144A”). In some cases, such securities are classified as “illiquid securities,” however, any such security will not be considered illiquid so long as it is determined by the Adviser or Sub-Adviser, under guidelines approved by the Board of Trustees, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

ILLIQUID SECURITIES-The Fund will not invest more than 15% of the value of their net assets in securities that are illiquid because of restrictions on transferability or other reasons. Repurchase agreements with deemed maturities in excess of seven days and securities that are not registered under the Securities Act, but that may be purchased by institutional buyers pursuant to Rule 144A are subject to this 15% limit (unless such securities are variable-amount master-demand notes with maturities of nine months or less or unless the Adviser determines that a liquid trading market exists).

CONVERTIBLE SECURITIES-The Fund may invest in convertible securities. Common stock occupies the most junior position in a company’s capital structure. Convertible securities entitle the holder to exchange those securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holder’s claims on assets and earnings are subordinated to the claims of other creditors, but are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder’s claims on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.

REAL ESTATE INVESTMENT TRUSTS (“REITs”)-The Fund may invest up to 10% of its net assets in REITs. Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high-yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT’s investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

BORROWING-The Fund has a fundamental policy that it may not borrow money, except that it may (1) borrow money from banks for temporary or emergency purposes and not for leveraging or investments and (2) enter into reverse repurchase agreements for any purpose, so long as the aggregate amount of borrowings and reverse repurchase agreements does not exceed one-third of the Fund’s total assets less liabilities (other than borrowings). No Fund will purchase securities while borrowings in excess of 5% of its total assets are outstanding.

QUANTITATIVE INVESTING-A quantitative investment style generally involves the use of computers to implement a systematic or rules-based approach to selecting investments based on specific measurable factors. Due to the significant role technology plays in such strategies, they carry the risk of unintended or unrecognized issues or flaws in the design, coding, implementation or maintenance of the computer programs or technology used in the development and implementation of the quantitative strategy. These issues or flaws, which can be difficult to identify, may result in the implementation of a portfolio that is different from that which was intended, and could negatively impact investment returns. Such risks should be viewed as an inherent element of investing in an investment strategy that relies heavily upon quantitative models and computerization.

OTHER INVESTMENTS-Subject to prior disclosure to shareholders, the Board of Trustees may, in the future, authorize the Fund to invest in securities other than those listed here and in the Prospectus, provided that such investment would be consistent with the Fund’s investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.

TEMPORARY DEFENSIVE PURPOSES-For temporary defensive purposes, the Fund may invest without limit in high-quality money-market securities. The Fund may also, for temporary defensive purposes, invest in shares of no-load, money-market mutual funds.

INVESTMENT LIMITATIONS

The following are fundamental and non-fundamental policies of the Fund.

Fundamental Policies

The following investment restrictions are considered fundamental, which means that they may only be changed by the vote of a majority of the Fund’s outstanding shares, which as used herein and in the Prospectus, means the lesser of: (1) 67% of the Fund’s outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund’s outstanding shares. The percentage restrictions described below are applicable only at the time of investment and require no action by the Fund as a result of subsequent changes in value of the investments or the size of the Fund.

Each Fund may not:

1.        Purchase securities which would cause more than 25% of the value of the Fund’s total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. For purposes of this limitation, U.S. Government securities are not considered members of any industry.

2.        Borrow money or issue senior securities as defined in the 1940 Act except that (a) the Fund may borrow money in an amount not exceeding one-third of the Fund’s total assets at the time of such borrowings, and (b) the Fund may issue multiple classes of shares. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or the issuance of shares of senior securities.

3.        With respect to 75% of the Fund’s total assets, purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government and its instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

4.        Make loans or lend securities, if as a result thereof, more than 50% of the Fund’s total assets would be subject to all such loans. For purposes of this limitation debt instruments and repurchase agreements shall not be treated as loans.

5.        Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in REITs, securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in real estate business or invest or deal in real estate or interests therein).

6.        Underwrite securities issued by any other person, except to the extent that the purchase of securities and later disposition of such securities in accordance with the Fund’s investment program may be deemed an underwriting.

7.        Purchase or sell commodities except that the Fund may enter into futures contracts and related options, forward investing contracts and other similar instruments.

Non-Fundamental Policies

The Fund has adopted the following non-fundamental restrictions. These non-fundamental restrictions may be changed by the Board of Trustees, without shareholder approval, in compliance with applicable law and regulatory policy.

1.        The Fund shall not invest in companies for purposes of exercising control or management.

2.        The Fund shall not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions and provided that margin payments in connection with futures contracts and options shall not constitute purchasing securities on margin.

3.        The Fund shall not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling short.

4.        Notwithstanding the language in the second fundamental investment policy stated above, with respect to whether the purchase or sale of futures contracts and related options are considered to involve borrowing or the issuance of senior securities, the Fund shall comply with the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.        The Fund shall not purchase any security while borrowings representing more than 5% of the Fund’s total assets are outstanding.

6.        The Fund will invest no more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days and other securities which are not readily marketable.

The following descriptions of the 1940 Act may assist shareholders in understanding the above policies and restrictions.

Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be held by the fund.

Concentration. The SEC has presently defined concentration as investing 25% or more of an investment company’s net assets in an industry or group of industries, with certain exceptions.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 331/3% of its total assets, including the amount borrowed (not including temporary borrowings not in excess of 5% of its total assets).

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Real Estate and Commodities.  The 1940 Act does not directly restrict an investment company’s ability to invest in real estate or commodities, but does require that every investment company have a fundamental investment policy governing such investments.

THE ADMINISTRATOR AND TRANSFER AGENT

General. SEI Investments Global Funds Services (the “Administrator”), a Delaware statutory trust, serves as administrator to the Fund and has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SIMC, a wholly-owned subsidiary of SEI Investments Company (“SEI”), is the owner of all beneficial interest in the Administrator. SEI and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an administration agreement (“the Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services or employs certain other parties, including its affiliates, who provide such services. Such services include, but are not limited to:

•      maintaining books and records related to the Fund’s cash and position reconciliations, and portfolio transactions;

•      preparation of financial statements and other reports for the Fund;

•      calculating the net asset value of the Fund in accordance with the Fund’s valuation policies and procedures;

•      tracking income and expense accruals and processing disbursements to vendors and service providers;

•      providing performance, financial and expense information for registration statements and board materials;

•      providing certain tax monitoring and reporting;

•      providing space, equipment, personnel and facilities;

•      calculating required ordinary income and capital gains distributions; and

•      providing anti-money laundering program services.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Administration Agreement shall remain effective for the initial term of the Agreement and each renewal term thereof unless earlier terminated: (a) by a vote of a majority of the Trustees of the Trust on not less than 60 days’ written notice to the Administrator; or (b) by the Administrator on not less than 90 days’ written notice to the Trust.

Administration Fees. For its administrative services, the Administrator receives a fee, which is calculated based upon the aggregate average daily net assets of the Trust and paid monthly by the Fund.  Effective January 1, 2017, the annual rates are as set forth in the chart below:

For the Growth Fund:

Administration Fee
On the first $2.5 billion of Assets;	0.20%
on the next $500 million of Assets;	0.1650%
on Assets over $3 billion.	0.120%

Prior to January 1, 2017, the annual rates were as set forth in the chart below:

Fund	Administration Fee
Growth Fund	0.20%

For the fiscal years ended June 30, 2017, 2018 and 2019, the following table shows: (i) the dollar amount of fees paid to the Administrator by the Fund; and (ii) the dollar amount of the Administrator’s voluntary fee waivers and/or reimbursements:

	Administration Fees Paid (000)			Administration Fees Waived (000)
Fund	2017	2018	2019	2017	2018	2019
Growth Fund	$809	$865	$863	$0	$2	$135

U.S. Bancorp Fund Services, LLC (“USBFS”) provides transfer agency services for the Fund. As part of these services, USBFS processes shareholder transactions and provides shareholder information services, compliance reporting, and identity theft prevention and anti-money laundering services. USBFS maintains the Trust’s records in connection with the services it provides. USBFS’ business address is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

THE ADVISER AND SUB-ADVISERS

General. SIMC is a wholly-owned subsidiary of SEI (NASDAQ: SEIC), a leading global provider of outsourced asset management, investment processing and investment operations solutions. The principal business address of SIMC and SEI is One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI was founded in 1968, and is a leading provider of investment solutions to banks, institutional investors, investment advisers and insurance companies. As of June 30, 2019, SIMC had approximately $XX billion in assets under management.

Manager of Managers Structure. SIMC is the investment adviser for the Fund and operates as a “manager of managers.” SIMC and the Trust have obtained an exemptive order from the SEC that permits SIMC, with the approval of the Board, to hire, retain or terminate sub-advisers unaffiliated with SIMC for the Fund without submitting the sub-advisory agreements to a vote of the Fund’s shareholders. Among other things, the exemptive relief permits the disclosure of only the aggregate amount payable by SIMC under a particular sub-advisory agreement, but instead requires SIMC to disclose the aggregate amount of sub-advisory fees paid by SIMC with respect to the Fund. The Trust will notify shareholders in the event of any addition or change in identity of the Sub-Adviser.

SIMC oversees the investment advisory services provided to the Fund and may manage the cash portion of the Fund’s assets. Pursuant to separate sub-advisory agreements with SIMC, and under the supervision of SIMC and the Board, the sub-adviser to the Fund is generally responsible for the day-to-day investment management of all or a discrete portion of the assets of the Fund. The Sub-adviser also is responsible for managing their employees who provide services to the Fund. Sub-advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the sub-advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

Subject to Board review, SIMC allocates and, when appropriate, reallocates the Fund’s assets to the Sub-Adviser, monitors and evaluates Sub-Adviser performance, and oversees Sub-Adviser compliance with the Fund’s investment objectives, policies and restrictions. SIMC has ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee the Sub-Adviser and recommend their hiring, termination and replacement.

Advisory and Sub-Advisory Agreements. The Trust and SIMC have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC oversees the investment advisory services provided to the Fund and may manage the cash portion of the Fund’s assets. [Pursuant to separate sub-advisory agreements (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”) with SIMC, and under the supervision of SIMC and the Board, one or more Sub-Advisers are responsible for the day-to-day investment management of all or a distinct portion of the assets of the Funds.] The Sub-Adviser is also responsible for managing their employees who provide services to the Fund.

Each Investment Advisory Agreement provides that SIMC or the Fund’s Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The continuance of each Investment Advisory Agreement after the first two (2) years must be specifically approved at least annually: (i) by the vote of a majority of the outstanding shares of the Fund or by the Trustees; and (ii) by the vote of a majority of the Trustees who are not parties to such Investment Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days’ nor more than 60 days’ written notice to SIMC or the Sub-Adviser, as applicable, or by SIMC or the Sub-Adviser, as applicable, on 90 days’ written notice to the Trust.

Advisory and Sub-Advisory Fees. For these advisory services, SIMC receives a fee, which is calculated daily and paid monthly, at the annual rates set forth in the table below (shown as a percentage of the average daily net assets of the Fund). SIMC then pays the Sub-Adviser out of its contractual advisory fee for sub-advisory services provided to the Fund. The rates paid to each Sub-Adviser vary. The aggregate sub-advisory fees paid by SIMC for the fiscal year ended June 30, 2019 are set forth below as a percentage of the average daily net assets of the Fund.

Fund Name	Contractual Advisory Fee	Aggregate Sub-Advisory Fee Paid
Growth Fund	0.62%	XX	%

SIMC pays the Sub-Adviser a fee out of its advisory fee.  Sub-Advisory fees are based on a percentage of the average daily net assets managed by the applicable Sub-Adviser.

For the fiscal years ended June 30, 2017, 2018 and 2019, the following tables show: (i) the contractual advisory fees that SIMC is entitled to receive from the Fund; (ii) the dollar amount of SIMC’s voluntary fee waivers; (iii) the dollar amount of fees paid to the Sub-Adviser by SIMC; and (iv) the dollar amount of the fees retained by SIMC.

For the fiscal year ended June 30, 2019:

Fund Name	Contractual Advisory Fees (000)	Advisory Fees Waived (000)	Sub-Advisory Fees Paid (000)	Advisory Fees Retained by SIMC (000)
Growth Fund	$2,676	$1,045	$573	$1,058

For the fiscal year ended June 30, 2018:

Fund Name	Contractual Advisory Fees (000)	Advisory Fees Waived (000)	Sub-Advisory Fees Paid (000)	Advisory Fees Retained by SIMC (000)
Growth Fund	$2,683	$1,095	$652	$936

For the fiscal year ended June 30, 2017:

Fund Name	Contractual Advisory Fees (000)	Advisory Fees Waived (000)	Sub-Advisory Fees Paid (000)	Advisory Fees Retained by SIMC (000)
Growth Fund	$2,507	$733	$808	$966

[The Sub-Adviser]

PARAMETRIC PORTFOLIO ASSOCIATES LLC—Parametric Portfolio Associates LLC (“Parametric”) serves as a Sub-Adviser to a portion of the assets of the Growth Fund. Eaton Vance Corp., through its wholly-owned affiliates Eaton Vance Acquisitions and EVA Holdings LLC, maintains 100% voting control of Parametric and a current profit interest and capital interest in Parametric of 94.47% and 99.17%, respectively. Former and current employees of Parametric, through ownership in Parametric Portfolio LP, currently hold a combined indirect profit interest and capital interest in Parametric of 5.53% and 0.83%, respectively.

Portfolio Management

SIMC

Compensation. SIMC compensates the portfolio managers for their management of the Fund. The portfolio managers’ compensation consists of a fixed annual salary, plus a discretionary annual bonus determined generally as follows.

Thirty percent of the portfolio managers’ compensation is tied to the corporate performance of SEI, as measured by the earnings per share earned for a particular year. This is set at the discretion of SEI and not SIMC. Seventy percent of the portfolio managers’ compensation is based upon various performance factors, including the portfolio managers’ performance versus a proxy, global balanced portfolio over the past one, two and three years (50% weighted to one year; 25% to each of the others). The performance factor is based upon a target out-performance of the global balanced portfolio. Another key factor is the portfolio managers’ team objectives, which relate to key measurements of execution efficiency (i.e., equitization efficiency, hedging efficiency, trading efficiency, etc.). A final factor is a discretionary component, which is based upon a qualitative review of the portfolio managers and their team.

Ownership of Fund Shares. [As of June 30, 2019, the portfolio managers did not beneficially own shares of the Fund.]

Other Accounts. As of June 30, 2019, in addition to the Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)		Number of Accounts	Total Assets (in millions)		Number of Accounts	Total Assets
Stephen C. Dolce, CFA	XX	$	XX	XX	$	XX	XX	$	XX
David L. Hintz, CFA	XX	$	XX	XX	$	XX	XX	$	XX

[No account listed above is subject to a performance-based advisory fee.]

Conflicts of Interest. The portfolio managers’ management of other accounts may give rise to actual or potential conflicts of interest in connection with their day-to-day management of the Fund’s investments. The other accounts might have similar investment objectives as the Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Fund.

While the portfolio managers’ management of the other accounts may give rise to the following potential conflicts of interest, SIMC does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, SIMC believes that it has designed policies and procedures that are reasonably designed to manage such conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of the other accounts and to the possible detriment of the Fund. However, SIMC has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio managers’ management of the Fund and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors the other accounts over the Fund. This conflict of interest may be exacerbated to the extent that SIMC or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than the Fund. Notwithstanding this theoretical conflict of interest, it is SIMC’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, SIMC has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions.

Parametric

Compensation. SIMC pays Parametric a fee based on the assets under management of the Fund as set forth in an investment sub-advisory agreement between Parametric and SIMC. Parametric pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Fund. The following information relates to the period ended June 30, 2019.

Compensation Structure. Compensation of Parametric’s portfolio managers and other investment professionals has three primary components: (1) a base salary; (2) an annual cash bonus; and (3) annual equity-based compensation. Parametric’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Parametric employees. Compensation of Parametric professionals is reviewed on an annual basis. Stock-based compensation awards and adjustments in base salary and bonuses are typically paid and/or put into effect at, or shortly after, the firm’s fiscal year-end, October 31.

Method to Determine Compensation. Parametric seeks to compensate investment professionals commensurate with responsibilities and performance while remaining competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Parametric and its parent company, Eaton Vance Corp. While the salaries of investment professionals are comparatively fixed, cash bonuses and stock-based compensation may fluctuate from year-to-year, based on changes in financial performance and other factors. Parametric also offers opportunities to move within the organization, as well as incentives to grow within the organization by promotion.

Ownership of Fund Shares. As of June 30, 2019, Parametric’s portfolio managers [did not beneficially own any shares of the Fund.]

Other Accounts. As of June 30, 2019, in addition to the Fund, Parametric’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in XX)		Number of Accounts	Total Assets (in XX)		Number of Accounts	Total Assets (in XX)
Thomas Seto	XX	$	XX	XX	$	XX	XX	$	XX
	XX	$	XX	XX	$	XX	XX	$	XX
Paul Bouchey	XX	$	XX	XX	$	XX	XX	$	XX
	XX	$	XX	XX	$	XX	XX	$	XX

[* These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.]

Please note that at Parametric, accounts are managed on a team basis. Paul Bouchey and Thomas Seto are responsible for the management of the Fund in accordance with the guidelines and restrictions as defined in the Prospectus. Under their supervision and direction are portfolio management teams consisting of Senior Portfolio Managers and Portfolio Managers, who are tasked with the day-to-day management of accounts.

Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund.

Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. Parametric has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern Parametric’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

DISTRIBUTION AND SHAREHOLDER SERVICING

General. SEI Investments Distribution Co. (the “Distributor”) serves as the Fund’s distributor. The Distributor, a wholly owned subsidiary of SEI has its principal business address at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Distribution Agreement. The Distributor serves as the Fund’s Distributor pursuant to a distribution agreement (the “Distribution Agreement”) with the Trust. The Distribution Agreement shall be reviewed and ratified at least annually by: (i) either the vote of a majority of the Trustees of the Trust, or the vote of a majority of the outstanding voting securities of the Trust; and (ii) the vote of a majority of those Trustees of the Trust who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval. The terms “vote of a majority of the outstanding voting securities” and “interested persons” shall have the respective meanings specified in the 1940 Act. The Distribution Agreement will terminate in the event of any assignment, as defined in the 1940 Act, and is terminable with respect to the Fund on not less than 60 days’ notice by the Trust’s Trustees, by vote of a majority of the outstanding shares of the Fund or by the Distributor.

Shareholder Service Plan.

Pursuant to a Shareholder Service Plan (the “Shareholder Service Plan”), the Fund is authorized to pay service providers a fee in connection with the ongoing servicing of shareholder accounts at the annual rate of up to 0.10% of the value of the average daily net assets of the Fund, calculated daily and payable monthly.

Under the Shareholder Service Plan, the Distributor may perform, or may compensate other service providers for performing, the following shareholder services: maintaining client accounts; responding to client inquiries concerning their investment in shares and services performed by the Distributor or any service provider; assisting clients in changing dividend options, account designations and addresses; providing sub-accounting with respect to shares beneficially owned by clients; providing information periodically to clients showing their positions in shares; forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to clients; processing purchase, exchange and redemption requests from clients and placing such orders with the Fund or its service providers; processing dividend payments from the Fund on behalf of its clients; and providing such other similar services as the Fund may, through the Distributor, reasonably request to the extent that the service provider is permitted to do so under applicable laws or regulations.

Pursuant to its authority under the Shareholder Service Plan, the Distributor has further entered into a shareholder service agreement with New Covenant Trust Company, N.A. (“NCTC”) to provide certain shareholder services to the Fund and clients who may beneficially own Fund shares, including: responding to inquiries from clients concerning their investments in Fund shares; responding to client inquiries relating to the services performed by the Distributor or any other service provider; assisting clients in changing account options, account designations and addresses; maintaining, or assisting the Trust in maintaining, accounts relating to clients that invest in Fund shares; providing information periodically to clients showing their positions in Fund shares; forwarding shareholder communications from the Trust (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to clients; and providing such other similar services as the Trust, through the Distributor, may reasonably request to the extent that NCTC is permitted to do so under applicable laws or regulations.

Distribution Expenses Incurred by Adviser. The Fund may be sold through independent registered investment advisers, financial planners, bank trust departments and other financial advisors (“Financial Advisors”) who provide their clients with advice and services in connection with their investments in the SEI Funds. SEI Funds are typically combined into complete investment portfolios and strategies using asset allocation techniques to serve investor needs.

In connection with its distribution activities, SIMC and its affiliates may provide Financial Advisors, without charge, asset allocation models and strategies, custody services, risk assessment tools and other investment information and services to assist the Financial Advisors in providing advice to investors.

SIMC may hold conferences, seminars and other educational and informational activities for Financial Advisors for the purpose of educating Financial Advisors about the Fund and other investment products offered by SIMC or its affiliates. SIMC may pay for lodging, meals and other similar expenses incurred by Financial Advisors in connection with such activities. SIMC also may pay expenses associated with joint marketing activities with Financial Advisors, including, without limitation, seminars, conferences, client appreciation dinners, direct market mailings and other marketing activities designed to further the promotion of the Fund. In certain cases, SIMC may make payments to Financial Advisors or their employers in connection with their solicitation or referral of investment business, subject to any regulatory requirements for disclosure to and consent from the investor. All such marketing expenses and solicitation payments are paid by SIMC or its affiliates out of their past profits or other available resources and are not charged to the Fund.

Many Financial Advisors may be affiliated with broker-dealers. SIMC and its affiliates may pay compensation to broker-dealers or other financial institutions for services such as, without limitation, providing the Fund with “shelf space” or a higher profile for the firm’s associated Financial Advisors and their customers, placing the Fund on the firm’s preferred or recommended fund list, granting the Distributor access to the firm’s associated Financial Advisors, providing assistance in training and educating the firm’s personnel, allowing sponsorship of seminars or informational meetings, and furnishing marketing support and other specified services. These payments may be based on the average net assets of SEI Funds attributable to that broker-dealer, gross or net sales of SEI Funds attributable to that broker-dealer, a negotiated lump sum payment or other appropriate compensation for services rendered.

Payments may also be made by SIMC or its affiliates to financial institutions to compensate or reimburse them for administrative or other client services provided, such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. These fees may be used by the financial institutions to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

The payments discussed above may be significant to the financial institutions receiving them and may create an incentive for the financial institutions or their representatives to recommend or offer shares of the SEI Funds to their customers rather than other funds or investment products. These payments are made by SIMC and its affiliates out of their past profits or other available resources.

Although the Fund may use broker-dealers that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund, SIMC and the Sub-Adviser will not consider the sale of Fund shares as a factor when choosing broker-dealers to effect those transactions and will not direct brokerage transactions to broker-dealers as compensation for the sales of Fund shares.

[SECURITIES LENDING ACTIVITY]

During the most recent fiscal year, the Fund [did not engage in securities lending.]

[TRUSTEES AND OFFICERS OF THE TRUST]

Board Responsibilities. The management and affairs of the Trust and its series, including the Fund described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as SIMC, the Distributor and the Administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify risks, to lessen the probability of their occurrence and/or to mitigate the effects of such risks if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., SIMC is responsible for the investment performance of the Fund and, along with the Board, is responsible for the oversight of the Fund’s Sub-Adviser, which, in turn, are responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Fund’s service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of the Fund, at which time SIMC presents the Board with information concerning the investment objectives, strategies and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, the Sub-Adviser and SIMC provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of SIMC and other service providers such as the Fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Adviser and Sub-Adviser and receives information about those services at its regular meetings. In addition, in connection with its consideration of whether to annually renew the Advisory Agreement between the Trust, on behalf of the Fund, and SIMC and the Sub-Advisory Agreement between SIMC and the Sub-Adviser with respect to the Fund, the Board annually meets with SIMC and, at least every three years, meets with the Sub-Adviser to review such services. Among other things, the Board regularly considers the Sub-Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund, Adviser and Sub-Adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and Sub-Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust’s Fair Value Pricing Committee provides regular reports to the Board concerning investments for which market prices are not readily available or may be unreliable. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with SIMC, the Sub-Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through SIMC, the Sub-Adviser and the Fund’s other service providers, each of which has an independent interest in risk management and each of which has policies and methods by which one or more risk management functions are carried out. These risk management policies and methods may differ in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are nine members of the Board of Trustees, seven of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“independent Trustees”). Robert A. Nesher, an interested person of the Trust, serves as Chairman of the Board. James M. Williams, an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute a super-majority of the Board, the amount of assets under management in the Trust [and the number of Funds (and classes of shares) overseen by the Board.] The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from Fund management.

The Board of Trustees has three standing committees: the Audit Committee, Governance Committee and Fair Value Pricing Committee. The Audit Committee and Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board of Trustees has a lead independent Trustee.

In his role as lead independent Trustee, Mr. Williams, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates dealings and communications between the independent Trustees and management, and among the independent Trustees; and (v) has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, years of birth, position with the Trust, the year in which the Trustee was elected, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust. There is no stated term of office for the Trustees of the Trust; however, a Trustee must retire from the Board by the end of the calendar year in which the Trustee turns 75 provided that, although there shall be a presumption that each Trustee attaining such age shall retire, the Board may, if it deems doing so to be consistent with the best interest of the Trust, and with the consent of any Trustee that is eligible for retirement, by unanimous vote of the Governance Committee and majority vote of the full Board, extend the term of such Trustee for successive periods of one year. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Interested Trustees.

ROBERT A. NESHER (Born: 1946)—Chairman of the Board of Trustees* (since 2012)—President and Chief Executive Officer of the Trust since December 2012. SEI employee since 1974; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President and Director of SEI Structured Credit Fund, LP.  Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments-Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments-Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd. President, Chief Executive Officer and Director of SEI Alpha Strategy Portfolios, LP, from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1989 to 2016. Vice Chairman of O’Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of Winton Series Trust from 2014 to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Vice Chairman of The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust to 2018. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, SEI Catholic Values Trust.

WILLIAM M. DORAN (Born: 1940)—Trustee* (since 2012)—1701 Market Street, Philadelphia, PA 19103. Self-employed Consultant since 2003. Partner of Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Director of SEI Investments since 1974. Secretary of SEI Investments since 1978. Director of the Distributor since 2003. Director of SEI Investments-Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments-Unit Trust Management (UK) Limited. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O’Connor EQUUS (closed-end investment company) from 2014 to 2016. Trustee of Winton Series Trust from 2014 to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds from 1991 to 2018. Trustee of The KP Funds from 2013 to 2018. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Trustee of The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, SEI Catholic Values Trust.

* Messrs. Nesher and Doran are Trustees deemed to be “interested” persons (as that term is defined in the 1940 Act) of the Fund by virtue of their relationships with SEI.

Independent Trustees.

GEORGE J. SULLIVAN, JR. (Born: 1942)—Trustee (since 2012)—Retired since January 2012. Self-employed Consultant at Newfound Consultants Inc. from April 1997 to December 2011. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1996 to 2016. Member of the independent review committee for SEI’s Canadian-registered mutual funds from 2011 to 2017. Trustee/Director of State Street Navigator Securities Lending Trust from February 1996 to May 2017. Trustee/Director of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, SEI Catholic Values Trust and The KP Funds.

NINA LESAVOY (Born: 1957)—Trustee (since 2012)—Founder and Managing Director of Avec Capital (strategic fundraising firm) since April 2008. Managing Director of Cue Capital (strategic fundraising firm) from March 2002 to March 2008. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee/Director of SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust and SEI Catholic Values Trust.

JAMES M. WILLIAMS (Born: 1947)—Trustee (since 2012)—Vice President and Chief Investment Officer of J. Paul Getty Trust, Non Profit Foundation for Visual Arts, since December 2002. President of Harbor Capital Advisors and Harbor Mutual Funds from 2000 to 2002. Manager of Pension Asset Management at Ford Motor Company from 1997 to 1999. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust and SEI Catholic Values Trust.

MITCHELL A. JOHNSON (Born: 1942)—Trustee (since 2012)—Retired Private Investor since 1994. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2007 to 2016. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, SEI Catholic Values Trust and The KP Funds.

HUBERT L. HARRIS, JR. (Born: 1943)—Trustee (since 2012)—Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer of INVESCO North America from August 2003 to December 2005. Chief Executive Officer and Chair of the Board of Directors of AMVESCAP Retirement, Inc. from January 1998 to August 2003. Director of AMVESCAP PLC from 1993 to 2004. Served as a director of a bank holding company from 2003 to 2009. Director of Aaron’s Inc. since August 2012. President and CEO of Oasis Ornamentals LLC since 2011. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the board of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of SEI Liquid Asset Trust from 2008 to 2016. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust and SEI Catholic Values Trust.

SUSAN C. COTE (Born: 1954)—Trustee (since 2015)—Retired since July 2015.  Treasurer and Chair of Finance of the Investment and Audit Committee of the New York Women’s Foundation from 2009 to 2017. Americas Director of Asset Management of Ernst & Young LLP from 2006 to 2013. Global Asset Management Assurance Leader of Ernst & Young LLP from 2006 to 2015. Partner of Ernst & Young LLP from 1997 to 2015. Employee of Prudential from 1983 to 1997. Member of the Ernst & Young LLP Retirement Investment Committee. Trustee/Director of SEI Structured Credit Fund, LP, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, SEI Insurance Products Trust, Adviser Managed Trust and SEI Catholic Values Trust.

JAMES B. TAYLOR (Born: 1950)—Trustee (since 2018)—Retired since December 2017.  Chief Investment Officer at Georgia Tech Foundation from 2008 to 2017.  Director at Delta Air Lines from 1983 to 1985. Assistant Vice President at Delta Air Lines from 1985 to 1995. Chief Investment Officer at Delta Air Lines from 1995 to 2007. Member of the Investment Committee at the Institute of Electrical and Electronic Engineers from 1999 to 2004.  President, Vice President and Treasurer at Southern Benefits Conference from 1998 to 2000.  Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI

Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, SEI Insurance Products Trust and SEI Catholic Values Trust.

Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments Company, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as trustee of the SEI Funds Complex since 1989.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving as trustee of the SEI Funds Complex since 1982.

The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department, and his experience from serving as trustee of the SEI Funds Complex since 1996.

The Trust has concluded that Ms. Lesavoy should serve as Trustee because of the experience she gained as a Director of several private equity fundraising firms and marketing and selling a wide range of investment products to institutional investors, her experience in and knowledge of the financial services industry, and the experience she has gained serving as trustee of the SEI Funds Complex since 2003.

The Trust has concluded that Mr. Williams should serve as Trustee because of the experience he gained as Chief Investment Officer of a non-profit foundation, the President of an investment management firm, the President of a registered investment company and the Manager of a public company’s pension assets, his experience in and knowledge of the financial services industry, and the experience he has gained serving as trustee of the SEI Funds Complex since 2004.

The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 Company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds, and the experience he has gained serving as trustee of the SEI Funds Complex since 2007.

The Trust has concluded that Mr. Harris should serve as Trustee because of the experience he gained as Chief Executive Officer and Director of an investment management firm, the experience he gained serving on the Board of a public company, his experience in and knowledge of the financial services and banking industries, and the experience he has gained serving as trustee of the SEI Funds Complex since 2008.

The Trust has concluded that Ms. Cote should serve as Trustee because of her education, knowledge of financial services and investment management, and the experience she has gained as a partner at a major accounting firm, where she served as both the Global Asset Management Assurance Leader and the Americas Director of Asset Management, and other professional experience gained through her prior employment and directorships.

The Trust has concluded that Mr. Taylor should serve as Trustee because of his education, knowledge of financial services and investment management, and the experience he has gained as a Chief Investment Officer at an endowment of a large university, and other professional experience gained through his prior employment and leadership positions.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. Moreover, references to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of, or reflect any conclusion that, the Board or any Trustee has any special expertise or experience, and shall not be deemed to impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Board Standing Committees. The Board has established the following standing committees:

•              Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as the Trust’s independent auditor and whether to terminate this relationship; (ii) reviewing the independent auditor’s compensation, the proposed scope and terms of its engagement and the firm’s independence; (iii) pre-approving audit and non-audit services provided by the Trust’s independent auditor to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent auditor and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent auditor’s opinion, any related management letter, management’s responses to recommendations made by the independent auditor in connection with the audit, reports submitted to the Audit Committee by the internal auditing department of the Trust’s Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; (vi) reviewing the Trust’s audited financial statements and considering any significant disputes between the Trust’s management and the independent auditor that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent auditor and the Trust’s senior internal accounting executive, if any, the independent auditor’s report on the adequacy of the Trust’s internal financial controls; (viii) reviewing, in consultation with the Trust’s independent auditor, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust’s financial statements; and (ix) other audit related matters. In addition, the Audit Committee is responsible for the oversight of the Trust’s compliance program.  Messrs. Sullivan, Williams, Johnson, Harris and Taylor and Mmes. Lesavoy and Cote currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met XX (XX) times during the Trust’s most recently completed fiscal year.

•              Fair Value Pricing Committee. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust’s service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee’s determinations are reviewed by the Board. Mr. Nesher currently serves as the Board’s delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and [did not meet during the Trust’s most recently completed fiscal year.]

•              Governance Committee.  The Board has a standing Governance Committee that is composed of each of the Independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self assessment of the Board’s operations; (iii) selecting and nominating all persons to serve as independent Trustees and evaluating the qualifications of “interested” (as that term is defined under the 1940 Act) Trustee candidates; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Governance Committee at the applicable Trust’s offices. Messrs. Sullivan, Williams, Johnson, Harris and Taylor and Mmes. Lesavoy and Cote currently serve as members of the Governance Committee. The Governance Committee shall meet at the direction of its Chair as often as appropriate to accomplish its purpose. In any event, the Governance Committee shall meet at least once each year and shall conduct at least one meeting in person. The Governance Committee met XX (XX) times during the Trust’s most recently completed fiscal year.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities and Exchange Act of 1934 (the “1934 Act”). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name	Dollar Range of Fund Shares (Fund)*	Aggregate Dollar Range of Shares (Fund Complex)*†
Interested
Mr. Nesher	None	Over $100,000
Mr. Doran	None	Over $100,000
Independent
Mr. Sullivan	None	Over $100,000
Ms. Lesavoy	None	None
Mr. Williams	None	$50,001-$100,000
Mr. Johnson	None	None
Mr. Harris	None	None
Ms. Cote	None	None
Mr. Taylor	None	None

* Valuation date is December 31, 2018.

† The Fund Complex currently consists of 98 portfolios of the following trusts: SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust.

Board Compensation. The Trust and the Fund Complex paid the following fees to the Trustees during its most recently completed fiscal year.

Name	Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex
Interested
Mr. Nesher	$0	$0	$0	$0
Mr. Doran	$0	$0	$0	$0
Independent
Mr. Sullivan	$2,623	$0	$0	$282,500
Ms. Lesavoy	$2,887	$0	$0	$310,000
Mr. Williams	$2,984	$0	$0	$320,000
Mr. Johnson	$2,647	$0	$0	$275,000
Mr. Harris	$2,647	$0	$0	$275,000
Ms. Cote	$2,887	$0	$0	$320,000
Mr. Taylor	$2,647	$0	$0	$275,000

Trust Officers. Set forth below are the names, years of birth, position with the Trust and the principal occupations for the last five years of each of the persons currently serving as officers of the Trust. There is no stated term of office for officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.  None of the officers, except for Russell Emery, the Chief Compliance Officer (“CCO”) of the Trust, receives compensation from the Trust for his or her services. The Trust’s CCO serves in the same capacity for the other SEI trusts included in the Fund Complex, and the Trust pays its pro rata share of the aggregate compensation payable to the CCO for his services.

Certain officers of the Trust also serve as officers to one or more mutual funds for which SEI or its affiliates act as investment adviser, administrator or distributor.

The officers of the Trust have been elected by the Board. Each officer shall hold office until the election and qualification of his or her successor, or until earlier resignation or removal.

ROBERT A. NESHER (Born: 1946)—President and Chief Executive Officer (since 2012)—See biographical information above under the heading “Interested Trustees.”

TIMOTHY D. BARTO (Born: 1968)—Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.

JAMES HOFFMAYER (Born: 1973)—Controller and Chief Financial Officer (since 2016)—Senior Director of Funds Accounting and Fund Administration of SEI Investments Global Funds Services since September 2016; Senior Director of Fund Administration of SEI Investments Global Funds Services since October 2014. Director of Financial Reporting of SEI Investments Global Funds Services from November 2004 to October 2014.

STEPHEN G. MACRAE (Born: 1967)—Vice President (since 2012)—Director of Global Investment Product Management since January 2004.

RUSSELL EMERY (Born: 1962)—Chief Compliance Officer of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Liquid Asset Trust from 2006 to 2016. Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from

June 2007 to September 2013. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of SEI Insurance Products Trust and The KP Funds since 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund III since 2014. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) from 2014 to 2016. Chief Compliance Officer of Winton Series Trust from 2014 to 2017. Chief Compliance Officer of SEI Catholic Values Trust and Gallery Trust since 2015. Chief Compliance Officer of Schroder Series Trust and Schroder Global Series Trust since 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018.

AARON C. BUSER (Born: 1970)—Vice President and Assistant Secretary (since 2012)—Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2007. Attorney at Stark & Stark (law firm) from March 2004 to July 2007.

DAVID F. MCCANN (Born: 1976)—Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney at Drinker Biddle & Reath, LLP (law firm) from May 2005 to October 2008.

BRIDGET E. SUDALL (Born: 1980)—Senior Associate and AML Officer at Morgan Stanley Alternative Investment Partners from April 2011 to March 2015. Investor Services Team Lead at Morgan Stanley Alternative Investment Partners from July 2007 to April 2011.

GLENN KURDZIEL (Born: 1974)—Assistant Controller (since 2017)—Senior Manager of Funds Accounting of SEI Investments Global Funds Services since 2005.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has engaged New Covenant Trust Company, NA (“NCTC”) to vote proxies in it absolute discretion after taking into consideration the best interests of the shareholders of the Fund and the Fund itself consistent with the socially responsible policies of the General Assembly of the Presbyterian Church (U.S.A).

NCTC has elected to retain an independent proxy voting service (the “Service”) to vote proxies with respect to the Fund in accordance with Proxy Voting Guidelines (the “Guidelines”) approved by NCTC’s Proxy Voting Committee (the “Committee”). The Guidelines set forth the manner in which NCTC will vote on matters that may come up for shareholder vote. The Service will review each matter on a case-by-case basis and vote the proxies in accordance with the Guidelines.

Proxy votes generally will be cast in favor of proposals that:

1)        maintain or strengthen the shared interests of shareholders and management;

2)        increase shareholder value;

3)        maintain or increase shareholder influence over the issuer’s board of directors and management;

4)        maintain or increase the rights of shareholders;

5)        are consistent with the socially responsible policies of the Presbyterian Church (U.S.A.); and

6)        maintain or enhance the integrity and oversight of the corporation and its public reporting.

Proxy votes generally will be cast against proposals having the opposite effect.

Prior to voting a proxy, the Service makes available to NCTC its recommendation on how to vote in light of the Guidelines. NCTC retains the authority to overrule the Service’s recommendation on any specific proxy proposal and to instruct the Service to vote in a manner determined by the Committee. Before doing so, the Committee will determine whether NCTC may have a material conflict of interest regarding the proposal. If the Committee determines that NCTC has such a material conflict, NCTC shall instruct the Service to vote in accordance with the Service’s recommendation unless NCTC, after full disclosure to the Fund of the nature of the conflict, obtains the Fund’s consent to vote on the proposal.

With respect to proxies of an affiliated investment company or series thereof, such as the SEI Funds, the Committee will vote such proxies in the same proportion as the vote of all other shareholders of the investment company or series thereof (i.e., “echo vote” or “mirror vote”).

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 877-835-4531; (ii) on the Fund’s website at http://www.NewCovenantFunds.com; and (iii) on the SEC’s website at http://www.sec.gov.

PURCHASE AND REDEMPTION OF SHARES

Net Asset Value. Shares of the Fund may be purchased at net asset value. The net asset value per share of the Fund is calculated by adding the value of securities and other assets of the Fund, subtracting liabilities and dividing by the number of its outstanding shares. The Fund’s share price will be determined at the close of regular trading hours of the New York Stock Exchange, normally 4:00 p.m., Eastern Time. Orders received by the transfer agent after 4:00 p.m., will be confirmed at the next business day’s price.

Valuation. The Fund’s Pricing and Valuation Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board. However, when the change would not materially affect valuation of the Fund’s net assets or involve a material departure in pricing methodology from that of the Fund’s existing pricing agent or pricing methodology, Board approval may be obtained at the next regularly scheduled Board meeting.

Redemptions in Kind. The Trust reserves the right to pay redemptions in-kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Trust may limit the amount of redemption proceeds paid in cash with respect to each shareholder during any 90-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. In the case of requests for redemptions in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets in case of an emergency, or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. If the recipient later sold such securities, a brokerage charge might be incurred.

Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed during (a) any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted, (b) any period in which an emergency exists as determined by the SEC so that disposal of the Fund’s investments or determination of its net asset value is not reasonably practicable, or (c) such other periods as the SEC by order may permit to protect the Fund’s shareholders.

[Exchange of Shares. An exchange is effected by redemption of shares of one Fund and the issuance of shares of another Fund. With respect to an exchange among the Fund, a capital gain or loss for Federal income tax purposes will be realized upon the exchange, depending upon the cost, other basis of the shares redeemed, and your tax status. The exchange privilege is not designed for use in connection with short-term trading or market-timing strategies. The exchange privilege may be terminated or suspended or its terms changed at any time, subject to 60 days’ prior notice.]

Telephone Instructions. Neither the Trust nor any of its service providers will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Fund will use procedures that are considered reasonable. You assume the risk to the full extent of your accounts that telephone requests may be unauthorized. To the extent that the Trust fails to use reasonable procedures to verify the genuineness of telephone instructions, it and/or its service contractors may be liable for any such instructions that prove to be fraudulent or unauthorized. All telephone conversations with USBFS as transfer agent will be recorded.

Automatic Investing. You may authorize automatic investing through automatic withdrawals from your bank account on a regular basis. Minimum investments must be for at least $50.

Systematic Withdrawal Plan. If you purchase or already own $5,000 or more of the Fund’s shares, valued at the net asset value, and you wish to receive periodic payments from your account(s), you may establish a Systematic Withdrawal Plan (the “Plan”) by completing an application provided for this purpose. If you participate in this plan, you will receive monthly, quarterly or annual checks in the amount designated. The minimum withdrawal is $50. The amount of withdrawal may be changed at any time. Dividends and capital gain distributions on the Fund’s shares in the Plan should be reinvested in additional shares at net asset value. Payments are made from proceeds derived from the redemption of Fund shares you own. With respect to the Fund, the redemption of shares may result in a gain or loss that is reportable, if you are a taxable entity.

Redemptions required for payments may reduce or use up your investment, depending upon the size and frequency of withdrawal payments and market fluctuations. Accordingly, Plan payments cannot be considered as yield or income on the investment.

USBFS, as agent for the shareholder, may charge for services rendered beyond those normally assumed by the Fund. No such charge is currently assessed, but such a charge may be instituted by USBFS upon notice in writing to shareholders. This Plan may be terminated at any time without penalty upon written notice by the shareholder, by the Fund, or by USBFS.

Integrated Voice Response (“IVR”) System. You can obtain toll-free access to account information, as well as perform certain transactions, by calling 877-835-4531. IVR provides share price, price change, account balances and history (i.e., last transaction, latest dividend distribution, redemptions by check during the last three months), and allows sales or exchanges of Fund shares. You may also obtain addresses (for mailing, wire and the internet), year-end information, and request Fund literature. By pressing “0”, you are able to speak to a customer service representative.

TAXES [To be Updated]

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Prospectus. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local and foreign tax liabilities.

This discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein and may have a retroactive effect with respect to the transactions contemplated herein.

The recently enacted tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules only applicable to a regulated investment company (“RIC”), such as the Fund. The Tax Act, however, makes numerous other changes to the tax rules that may affect shareholders and the Fund. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Fund.

Qualification as a Regulated Investment Company and Taxation of the Fund. The Fund intends to qualify and elect to be treated as a RIC under Subchapter M of the Code so that it will be relieved of federal income tax on that part of its income that is timely distributed to shareholders. In order to qualify for treatment as a RIC, the Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) (“Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership (the “Qualifying Income Test”); and (ii) at the close of each quarter of the Fund’s taxable year: (A) at least 50% of the value of the Fund’s total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Fund control and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

Although the Fund intends to distribute substantially all of its net investment income and may distribute their capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. The Fund is treated as a separate corporation for federal income tax purposes. The Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein.

If the Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, the Fund will be subject to federal income tax at regular corporate rates (which the Tax Act reduced to 21%) without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

The treatment of capital loss carryovers for the Fund is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010 (a “Post-2010 Loss”), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. The Fund’s unused capital loss carryforwards that arose in taxable years that began on or before December 22, 2010 (“Pre-2011 Losses”) are available to be applied against future capital gains, if any, realized by the Fund prior to the expiration of those carryforwards, generally eight years after the year in which they arose. The Fund’s Post-2010 Losses must be fully utilized before the Fund will be permitted to utilize carryforwards of Pre-2011 Losses. In addition, the carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.The Fund is treated as a separate corporation for federal income tax purposes. Therefore, losses in one Fund do not offset gains in another.  For more information about the amount of capital loss carry-forwards for the most recent fiscal year, please refer to the Annual Report of the Fund.

Excise Taxes. Notwithstanding the Distribution Requirement described above, which generally requires the Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which the Fund paid no federal income tax). The Fund intends to make sufficient distributions to avoid liability for the federal excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment advisor might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirements for qualification as a RIC.

Fund Distributions. The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Fund will be eligible for the reduced maximum tax rate to individuals currently set at 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities they hold and the Fund reports the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund’s assets before it calculates the net asset value)

with respect to such dividend, (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in the Fund, such as pursuant to securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions that the Fund receive from an underlying fund taxable as a RIC will be treated as qualified dividend income only to the extent so reported by such underlying fund.

Distributions by the Fund of their net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a Fund’s net capital gains will be taxable as long-term capital gains for individual shareholders currently set at a maximum rate of 20% regardless of how long you have held your shares in such Fund.

The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual percentage of such income earned during the period of your investment in the Fund.

In the case of corporate shareholders, Fund distributions (other than capital gain distributions) generally qualify for the dividends-received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation.

If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

To the extent that the Fund makes a distribution of income received by such Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder’s cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment, though taxable to the shareholder in the same manner as other dividends or distributions.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends and capital gains (including capital gains realized on the sale or exchange of shares of the Fund).

Sale or Exchange of Shares. If you are subject to tax, any gain or loss recognized on a sale, exchange or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

The Fund (or its administrative agent) must report to the IRS and furnish to shareholders the cost basis information for shares purchased on or after January 1, 2012, and sold on or after that date. In addition to the requirement to report the gross proceeds from the sale of its shares, the Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of its shares, the Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, the Fund will use the method that has been communicated to you. The cost basis method elected by shareholders (or the cost basis method applied by default) for each sale of the Fund’s shares may not be changed after the settlement date of each such sale of the Fund’s shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. The requirement to report the gross proceeds from the sale of the Fund’s shares continues to apply to all Fund shares acquired through December 31, 2011, and sold on and after that date. Shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Foreign Taxes. Dividends and interest received by the Fund from foreign sources may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on the Fund’s securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of the Fund’s total assets at the close of their taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to and intends to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, such Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders’ federal income tax. If the Fund makes the election, such Fund (or its administrative agent) will report annually to their shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions.

Federal Tax Treatment of Certain Fund Investments. The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect the Fund’s ability to qualify as a

RIC, affect whether gains and losses recognized by the Fund are treated as ordinary income or loss or capital gain or loss, accelerate the recognition of income to the Fund and/or defer such Fund’s ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by such Fund.

The Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year, as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by such Fund. These provisions may also require the Fund to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, the Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so.

The Fund may invest in REITs. Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to such Fund’s shareholders for federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.

The Tax Act treats “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) as eligible for a 20% deduction by non-corporate taxpayers.  This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). The Tax Act does not contain a provision permitting a RIC, such as the Fund, to pass the special character of this income through to its shareholders. Currently, direct investors in REITs will enjoy the lower rate, but investors in a RIC that invests in such REITs will not.  It is uncertain whether future technical corrections or administrative guidance will address this issue to enable the Fund to pass through the special character of “qualified REIT dividends” to shareholders.

REITs in which the Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issue a tax reporting statement. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, the Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

The Fund’s transactions in foreign currencies and forward currency contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by such Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. Most foreign exchange gains realized on the sale of foreign stocks and securities are treated as ordinary income by the Fund. The Fund must make certain distributions in order to qualify as a RIC and the timing of and character of transactions such as foreign currency-related gains and losses may result in the Fund paying a distribution treated as a return of capital.  Such a distribution is nontaxable to the extent of the recipient’s basis in its shares.  Accordingly, in order to avoid certain income and excise taxes, the Fund may be required to liquidate its investments at a time when the investment advisor might not otherwise have chosen to do so. These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirements and for avoiding the excise tax described above. The Fund intends to monitor their transactions, intends to make the appropriate tax elections, and intends to make the appropriate entries in their books and records when they acquire any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of the Fund as a RIC and minimize the imposition of income and excise taxes.

If the Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs,” the Fund will be subject to one of the following special tax regimes: (i) the Fund would be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. Such Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

If the Fund invests in certain positions, such as zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which will generally be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net investment income, including such accrued income, to avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may engage in short-term borrowing to satisfy distribution requirements.

The Fund may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless such Fund elects (or is otherwise required) to include the market discount in income as it accrues as discussed above.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under the Tax Act, tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business.  Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available.  Under current law, the Fund generally serves to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”); (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC; or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code.  The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts which are subject to special rules, are strongly encouraged to consult their tax advisors regarding these issues.

The Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, shareholders should consult their own tax advisors regarding the effect of federal, state and local taxes affecting an investment in Fund shares.

Backup Withholding. The Fund will be required in certain cases to withhold at a rate of 24% and remit to the U.S. Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).

Non-U.S. Shareholders. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund.  Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax.  Gains realized by foreign shareholders from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends they pay, and, after December 31, 2018, 30% of the gross proceeds of share redemptions and certain Capital Gain Dividends they pay, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in the Fund will need to provide such Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Fund should consult their tax advisors in this regard.

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax, in addition to the federal income tax consequences referred to above.

Non-U.S. investors are encouraged to consult their tax advisor prior to investing in the Fund.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State Taxes. It is expected that the Fund will not be liable for any corporate tax in Delaware if it qualifies as a RIC for federal income tax purposes. Distributions by the Fund to shareholders and the ownership of shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are generally different for corporate shareholders.

[PORTFOLIO TRANSACTIONS]

The Trust has no obligation to deal with any broker-dealer or group of brokers or dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, the advisers are responsible for placing orders to execute Fund transactions. In placing orders, it is the Trust’s policy to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), size, type and difficulty of the transaction involved, the firm’s general execution and operational facilities, and the firm’s risk in positioning the securities involved. While the advisers generally seek reasonably competitive spreads or brokerage commissions, the Trust will not necessarily be paying the lowest spread or commission available. The Trust will not purchase portfolio securities from any affiliated person acting as principal except in conformity with the regulations of the SEC.

The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund’s advisers may select a broker based upon brokerage or research services provided to the advisers. The advisers may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act (“Section 28(e)”) permits the advisers, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). In the case of research services, the advisers believe that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund. In addition to agency transactions, the advisers may receive brokerage and research services in connection with certain riskless principal transactions, as defined by Financial Industry Regulatory Authority Rules (“FINRA”) and in accordance with applicable SEC guidance.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the advisers might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The advisers may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the advisers will be in addition to and not in lieu of the services required to be performed by the Fund’s advisers under the Investment Advisory Agreements. Any advisory or other fees paid to the advisers are not reduced as a result of the receipt of research services.

In some cases an adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the advisers face a potential conflict of interest, but the advisers believe that their allocation procedures are reasonably designed to ensure that they appropriately allocate the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the advisers with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

The research services received from a broker-dealer may be complicated by MiFID II, which places restrictions on the receipt of research services by EU authorized investment firms and certain affiliated US asset managers.

SIMC and the various firms that serve as Sub-Adviser to certain Funds of the Trust, in the exercise of joint investment discretion over the assets of the Fund, may execute a substantial portion of the Fund’s portfolio transactions through a commission recapture program that SIMC has arranged with the Distributor (the “Program”). SIMC then requests, but does not require, that certain Sub-Advisers execute a portion of the Fund’s portfolio transactions through the Program. Under the Program, the Distributor receives a commission, in its capacity as an introducing broker, on Fund portfolio transactions. The Distributor then returns to the Fund a portion of the commissions earned on the portfolio transactions, and such payments are used by the Fund to pay Fund operating expenses. Sub-Advisers are authorized to execute trades pursuant to the Program, provided that the Sub-Adviser determines that such trading is consistent with its duty to seek best execution on Fund portfolio transactions. As disclosed in the Prospectus, SIMC in many cases voluntarily waives fees that it is entitled to receive for providing services to the Fund and/or reimburses expenses of the Fund in order to maintain the Fund’s total operating expenses at or below a specified level. In such cases, the portion of commissions returned to the Fund under the Program will generally be used to pay Fund expenses that may otherwise have been voluntarily waived or reimbursed by SIMC or its affiliates, thereby increasing the portion of the Fund fees that SIMC and its affiliates are able to receive and retain. In cases where SIMC and its affiliates are not voluntarily waiving Fund fees or reimbursing expenses, then the portion of commissions returned to the Fund under the Program will directly decrease the overall amount of operating expenses of the Fund borne by shareholders.

SIMC also from time to time executes trades with the Distributor, again acting as introducing broker, in connection with the transition of the securities and other assets included in the Fund’s portfolio when there is a change in Sub-Advisers in the Fund or a reallocation of assets among the Sub-Advisers. An unaffiliated third-party broker selected by SIMC or the relevant Sub-Adviser provides execution and clearing services with respect to such trades, and is compensated for such services out of the commission paid to the Distributor on the trades. All such transactions effected using the Distributor as introducing broker must be accomplished in a manner that is consistent with the Trust’s policy to achieve best net results, and must comply with the Trust’s procedures regarding the execution of Fund transactions through affiliated brokers. The Fund does not direct brokerage to brokers in recognition of, or as compensation for, the promotion or sale of Fund shares.

For the fiscal years ended June 30, 2017, 2018 and 2019, the Fund paid the following brokerage fees:

Total $ Amount of Brokerage Commissions Paid (000)

Fund	2017	2018	2019
Growth Fund	$63	$26	$49

[For the fiscal years ended June 30, 2017, 2018 and 2019, the Fund did not pay any brokerage commissions on portfolio transactions effected by affiliated brokers.]

The portfolio turnover rates for the Fund for the fiscal years ending June 30, 2018 and 2019 was as follows:

	Turnover Rate
Fund	2018	2019
Growth Fund	24%	47%

The Trust is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Trust has acquired during its most recent fiscal year. During the fiscal year ended June 30, 2019, the Trust held the following securities: [To be Updated]

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

A complete list of the Fund’s portfolio holdings is made publicly available on a quarterly basis through filings made with the SEC on Forms N-CSR and N-Q.  The Board has approved a policy that provides that portfolio holdings may not be made available to any third party until after such information has been filed with the SEC, with limited exceptions noted below. This policy effectively addresses conflicts of interest and controls the use of portfolio holdings information by making such information available to all investors on an equal basis. Beginning on the day after any portfolio holdings information is filed with the SEC, such information will be delivered directly to any person that requests it, through electronic or other means.

Portfolio holdings information may be provided to independent third-party reporting services (e.g., Lipper or Morningstar), but will be delivered no earlier than the date such information is filed with the SEC, unless the reporting service executes a confidentiality agreement with the Trust that is satisfactory to the Trust’s officers and that provides that the reporting service will not trade on the information. The Fund currently has no arrangements to provide portfolio holdings information to any third-party reporting services prior to the filing of such information with the SEC.

Portfolio holdings information may also be provided at any time (and as frequently as daily) to the Fund’s Trustees, SIMC, the Sub-Advisers, the Distributor, the Administrator, the custodian, the independent proxy voting service retained by SIMC, the Fund’s third-party independent pricing agents, the Fund’s legal counsel and the Fund’s independent registered public accounting firm, as well as to state and federal regulators and government agencies and as otherwise required by law or judicial process. Service providers will be subject to a duty of confidentiality with respect to any portfolio holdings information, whether imposed by the provisions of the service provider’s contract with the Trust or by the nature of its relationship with the Trust. Portfolio holdings of the Fund may also be provided to a prospective service provider for that Fund, so long as the prospective service provider executes a confidentiality agreement with the Fund in such form as deemed acceptable by an officer of the Fund. The Board exercises on-going oversight of the disclosure of Fund portfolio holdings by overseeing the implementation and enforcement of the Fund’s policies and procedures by the Chief Compliance Officer and by considering reports and recommendations by the Chief Compliance Officer regarding any material compliance matters.

Neither the Fund, SIMC, nor any other service provider to the Fund may receive compensation or other consideration for providing portfolio holdings information.

The Fund’s Forms N-CSR and N-Q are available on the SEC’s website at http://www.sec.gov. As of April 30, 2019, the Fund has ceased disclosing its holdings on Form N-Q. Monthly portfolio disclosures are filed with the SEC on Form N-PORT, with quarter-end disclosures being made public 60 days after the end of each fiscal quarter.

DESCRIPTION OF SHARES

The Trust Instrument authorizes the issuance of an unlimited number of shares for the Fund, and each share has a par value of $0.001 per share. There are no conversion or preemptive rights in connection with any shares of the Fund, nor are there cumulative voting rights with respect to the shares of the Fund. Each of the Fund’s shares has equal voting rights. Each issued and outstanding share of the Fund is entitled to participate equally in dividends and distributions declared by such Fund and in the net assets of such Fund upon liquidation or dissolution remaining after satisfaction of outstanding liabilities.

All issued and outstanding shares of the Fund will be fully paid and non-assessable and will be redeemable at net asset value per share. The interests of shareholders in the Fund will not be evidenced by a certificate or certificates representing shares of the Fund.

The Board of Trustees has authority, without necessity of a shareholder vote, to create any number of new series or classes. The Trustees have authorized one class of shares to be issued currently.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that the Trustees shall not be responsible or liable for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, manager, investment adviser, delegate or independent contractor of the Trust, provided the Trustees have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in or not opposed to the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

CODES OF ETHICS

The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, SIMC, the Sub-Adviser and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees (“access persons”). Rule 17j-1 and the Codes are reasonably designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements, or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC and are available to the public.

VOTING

Each share held entitles the shareholder of record to one vote. The shareholders of the Fund or class will vote separately on matters pertaining solely to that Fund or class, such as any distribution plan. As a Delaware statutory trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Prospectus or SAI states that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of: (i) 67% or more of the affected Fund’s shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the affected Fund’s outstanding shares, whichever is less.

[CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES]

As of [Date], the following persons were the only persons who were record owners (or, to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Fund. Persons who owned of record or beneficially more than 25% of the Fund’s outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act.  Shareholders controlling the Fund may have a significant impact on any shareholder vote of the Fund. [To be Updated]

SOCIAL-WITNESS SERVICES

In order to better ensure that the Fund continues to conform to its stated investment policy of making investment decisions consistent with the social-witness principles approved by the General Assembly of the Presbyterian Church (U.S.A.), the Trust has entered into an agreement with NCTC pursuant to which NCTC will provide the Trust with certain services, including: compiling and providing a list of issuers in which the Fund will be prohibited from investing under the social-witness principles; providing services to the Fund to ensure that proxies are voted consistent with social-witness principles; seeking to place specific shareholder proposals onto the ballots of issuers’ shareholder meetings from time to time and otherwise engaging issuers with respect to relevant matters. In addition, the agreement provides the Trust a license with respect to the use of the phrase “New Covenant Funds” and related symbols or logos.

CUSTODIANS

Brown Brothers Harriman & Co. (“BBH”), located at 40 Water Street, Boston, Massachusetts, 02109-3661, acts as wire agent and custodian for the assets of the Growth Fund. BBH holds cash, securities and other assets of the Fund for which they act as custodian as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, located at 1601 Market Street, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm for the Trust.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, located at 1701 Market Street, Philadelphia, Pennsylvania 19103, serves as legal counsel to the Trust.

APPENDIX A

DESCRIPTION OF RATINGS

Description of Ratings

The following descriptions of securities ratings have been published by Moody’s Investors Services, Inc. (“Moody’s”), Standard & Poor’s (“S&P”), and Fitch Ratings (“Fitch”), respectively.

Description of Moody’s Global Ratings

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Description of Moody’s Global Long-Term Ratings

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Hybrid Indicator (hyb)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid security indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Global Short-Term Ratings

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term Obligation Ratings

The Municipal Investment Grade (“MIG”) scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels-MIG 1 through MIG 3-while speculative grade short-term obligations are designated SG.

Moody’s U.S. municipal short-term obligation ratings are as follows:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale.

Moody’s demand obligation ratings are as follows:

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of S&P’s Issue Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

The likelihood of payment-the capacity and willingness of the obligor to meet its financial commitments on a financial obligation in accordance with the terms of the obligation;

The nature of and provisions of the financial obligation; and the promise S&P imputes; and

The protection afforded by, and relative position of, the financial obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

NR indicates that a rating has not been assigned or is no longer assigned.

Description of S&P’s Long-Term Issue Credit Ratings*

AAA An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB; B; CCC; CC; and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

*Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Description of S&P’s Short-Term Issue Credit Ratings

A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Description of S&P’s Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note ratings are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

D ‘D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Description of Fitch’s Credit Ratings

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms investment grade and speculative grade are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories either signal a higher level of credit risk or that a default has already occurred.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation).

For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its webpage. Such issues are denoted ‘NR.’

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ ratings and ratings below the ‘CCC’ category.  For the short-term rating category of ‘F1’, a ‘+’ may be appended.

Description of Fitch’s Long-Term Corporate Finance Obligations Ratings

AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk.  ‘CC’ ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk.  ‘C’ ratings indicate exceptionally high levels of credit risk.

Ratings in the categories of ‘CCC’, ‘CC’ and ‘C’ can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘CCC’ to ‘C’ rating categories, depending on their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Description of Fitch’s Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fitch’s short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

NEW COVENANT FUNDS PART
C—OTHER INFORMATION

Item 28.   Exhibits

(a)(1)

Trust Instrument, dated September 30, 1998, is herein incorporated by reference to Exhibit  (a) to the Registrant’s Initial Registration Statement on Form N-1A (File Nos. 333-64981 and 811-09025), filed with the Securities and Exchange Commission (“SEC”) on September 30, 1998.

(a)(2)

Certificate of Trust, dated September 30, 1998, is herein incorporated by reference to Exhibit  (a)(1)  to the Registrant’s Initial Registration Statement on Form N-1A (File Nos. 333-64981 and 811-09025), filed with the SEC on September 30, 1998.

(b)

Amended and Restated By-Laws, dated March  27, 2012, are herein incorporated by reference to Exhibit  (b) of Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-64981 and 811-09025), filed with the SEC on August  29, 2012 (“Post-Effective Amendment No. 18”).

(c)	Not applicable.
(d)(1)

Investment Advisory Agreement, dated February 20, 2012, between the Registrant and SEI Investments Management Corporation (“SIMC”) is herein incorporated by reference to Exhibit  (d)(1)  of Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-64981 and 811-09025), filed with the SEC on October  26, 2012 (“Post-Effective Amendment No. 19”).

(d)(2)	Amended Schedule B, as last revised July 1, 2019, to the Investment Advisory Agreement, dated February 20, 2012, between the Registrant and SIMC is filed herewith.
(d)(3)

Investment Sub-Advisory Agreement, dated January  21, 2016, between SIMC and Income Research & Management is herein incorporated by reference to Exhibit  (d)(8)  of Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-64981 and 811-09025), filed with the SEC on October  28, 2016 (“Post-Effective Amendment No. 28”).

(d)(4)	Investment Sub-Advisory Agreement, dated March 30, 2012, between SIMC and Parametric Portfolio Associates LLC is herein incorporated by reference to Exhibit (d)(4) of Post-Effective Amendment No. 18.
(d)(5)

Amendment, dated January  12, 2016, to the Investment Sub-Advisory Agreement, dated March  30, 2012, between SIMC and Parametric Portfolio Associates LLC is herein incorporated by reference to Exhibit  (d)(10)  of Post-Effective Amendment No. 28.

(d)(6)	Amended Schedule B, as last revised July 1, 2019, to the Investment Sub-Advisory Agreement, dated March 30, 2012, between SIMC and Parametric Portfolio Associates LLC is filed herewith.
(d)(7)	Investment Sub-Advisory Agreement, dated March 30, 2012, between SIMC and Western Asset Management Company is herein incorporated by reference to Exhibit (d)(9) of Post-Effective Amendment No. 18.
(d)(8)

Investment Sub-Advisory Agreement, dated March  30, 2012, between SIMC and Western Asset Management Company Limited is herein incorporated by reference to Exhibit  (d)(10)  of Post-Effective Amendment No. 18.

(e)

Distribution Agreement, dated March  23, 2012, between the Registrant and SEI Investments Distribution Co. (“SIDCo.”) is herein incorporated by reference to Exhibit  (e) of Post-Effective Amendment No. 18.

(f)	Not applicable.
(g)(1)	Custodian Agreement, dated February 22, 2012, between the Registrant and Brown Brothers Harriman & Co. is herein incorporated by reference to Exhibit (g)(1) of Post-Effective Amendment No. 19.
(g)(2)

Amendment, dated October  26, 2016, to the Custodian Agreement between the Registrant and Brown Brothers Harriman & Co., dated February 22, 2012, is herein incorporated by reference to Exhibit  (g)(2)  of Post-Effective Amendment No. 28.

(g)(3)

Amended and Restated Multi-Trust Custody Agreement, dated June 14, 2013, between the Registrant and U.S. Bank National Association is herein incorporated by reference to Exhibit  (g)(2)  of Post-Effective Amendment No. 21.

(g)(4)	Eleventh Amendment to the Amended and Restated Multi-Trust Custody Agreement, dated August 1, 2016, between the Registrant and U.S. Bank National Association is filed herewith.
(g)(5)	Thirteenth Amendment to the Amended and Restated Multi-Trust Custody Agreement, dated December 11, 2017, between the Registrant and U.S. Bank National Association is filed herewith.

(h)(1)

Transfer Agent Servicing Agreement, dated March  18, 2008, between the Registrant and U.S. Bancorp Fund Services, LLC is herein incorporated by reference to Exhibit  (h)(iii)  of Post-Effective Amendment No. 10 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-64981 and 811-09025), filed with the SEC on October  28, 2008.

(h)(2)

Addendum, dated May 18, 2009, to the Transfer Agent Servicing Agreement, dated March  18, 2008, between the Registrant and U.S. Bancorp Fund Services, LLC is herein incorporated by reference to Exhibit  (h)(iii)(A) of Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-64981 and 811-09025), filed with the SEC on August  28, 2009.

(h)(3)

Administration Agreement, dated February 22, 2012, between the Registrant and SEI Investments Global Funds Services (“SIGFS”) is herein incorporated by reference to Exhibit  (h)(3)  of Post-Effective Amendment No. 19.

(h)(4)

Amended Schedule C, as last revised January  1, 2017, to the Administration Agreement, dated February 22, 2012, between the Registrant and SIGFS is herein incorporated by reference to Exhibit (h)(4) of Post-Effective Amendment No. 30.

(h)(5)

Social Witness Services and License Agreement, dated February 22, 2012, between the Registrant and New Covenant Trust Company is herein incorporated by reference to Exhibit  (h)(4)  of Post-Effective Amendment No. 19.

(h)(6)	Shareholder Service Plan and Agreement, dated March 15, 2012, between the Registrant and SIDCo. is herein incorporated by reference to Exhibit (h)(5) of Post- Effective Amendment No. 19.

(i)	Opinion and Consent of Counsel is to be filed by a future amendment.
(j)	Consent of Independent Registered Public Accounting Firm is to be filed by a future amendment.

(k)	Not applicable.
(l)

Initial Capital Agreement, dated June 28, 1999, is herein incorporated by reference to Exhibit  (l) of Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-64981 and 811-09025), filed with the SEC on June 30, 1999.

(m)	Not applicable.
(n)	Not applicable.
(o)	Reserved.
(p)(1)	The Code of Ethics for SIMC, dated December 31, 2015, is herein incorporated by reference to Exhibit (p)(1) of Post-Effective Amendment No. 28.
(p)(2)	The Code of Ethics for SIDCo., dated January 8, 2016, is herein incorporated by reference to Exhibit (p)(2) of Post-Effective Amendment No. 28.
(p)(3)	The Code of Ethics for SIGFS, dated February 2016, is herein incorporated by reference to Exhibit (p)(3) of Post-Effective Amendment No. 28.
(p)(4)	The Code of Ethics for New Covenant Funds, as last revised March 14, 2017, is herein incorporated by reference to Exhibit (p)(4) of Post-Effective Amendment No. 30.

(p)(5)	The Code of Ethics for Income Research & Management, dated January 15, 2015, is herein incorporated by reference to Exhibit (p)(8) of Post-Effective Amendment No. 28.
(p)(6)	The Code of Ethics for Parametric Portfolio Associates LLC, dated January 30, 2019, is filed herewith.
(p)(7)	The Code of Ethics for Western Asset Management Company, as last revised January 1, 2010, is herein incorporated by reference to Exhibit (p)(12) of Post- Effective Amendment No. 19.
(p)(8)	The Code of Ethics for Western Asset Management Company Limited, as last revised January 1, 2010, is herein incorporated by reference to Exhibit (p)(13) of Post- Effective Amendment No. 19.

(q)(1)

Power of Attorney, dated September 13, 2016, for Robert A. Nesher, James Hoffmayer, William M. Doran, George J. Sullivan, Jr., Nina Lesavoy, James M. Williams, Mitchell A. Johnson, Hubert L. Harris, Jr. and Susan C. Cote is herein incorporated by reference to Exhibit  (q) of Post-Effective Amendment No. 28.

(q)(2)

Power of Attorney, dated March 28, 2018, for James B. Taylor is herein incorporated by reference to Exhibit (q)(2) of Post-Effective Amendment No. 32 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-64981 and 811-09025), filed with the SEC on October 26, 2018.

Item 29.   Persons Controlled by or Under Common Control with the Funds

See the Prospectus and Statement of Additional Information filed herewith regarding the Registrant’s control relationships. SIMC is a subsidiary of SEI Investments Company, which also controls  the distributor of the Registrant (SIDCo.) and other corporations engaged in providing various financial and record keeping services, primarily to bank trust departments, pension plan sponsors and investment managers.

Item 30.   Indemnification

Reference is made to Article IX of the Registrant’s Trust Instrument which is filed as Exhibit (a)(1) to the Registration Statement. Insofar  as indemnification for liabilities arising  under  the Securities Act of 1933, as amended (the “1933 Act”) may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust Instrument or otherwise, the Registrant is aware that, in the opinion of the Securities and Exchange Commission, such indemnification  is against  public policy  as  expressed in  the  1933 Act and therefore is  unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred  or paid by trustees,  directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted  by such trustees,  directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion  of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

Item 31.   Business and Other Connections of the Investment Manager

The following tables describe other business, profession, vocation or employment of a substantial nature in which  each director or principal officer of the Adviser and each Sub-Adviser is or has been, at any time during the last two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee. The Adviser  and each Sub-Adviser’s table was provided to the Registrant by the Adviser  or respective Sub-Adviser for inclusion in this Registration Statement.

SEI Investments  Management  Corporation

SEI Investments Management Corporation (“SIMC”) is the Adviser  for the Registrant’s Funds. The principal business address of SIMC is One Freedom Valley Drive, Oaks, Pennsylvania 19456.  SIMC is a registered investment adviser  under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Unless otherwise noted, the address of all the companies listed below is One Freedom Valley Drive, Oaks,  Pennsylvania 19456.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Michael Peterson Director, Senior Vice President & Assistant Secretary	SEI Investments Company	Executive Vice President, General Counsel, Chief Compliance Officer, Assistant Secretary
	SEI Trust Company	Director, Vice President
	SEI Funds, Inc.	Vice President, Secretary
	SEI Investments, Inc.	Vice President, Secretary
	SEI Global Investments Corp.	Director, Vice President, Secretary
	SEI Insurance Group, Inc.	Director, Vice President, Assistant Secretary
	SEI Advanced Capital Management, Inc.	Director, Vice President, Secretary
	SEI Primus Holding Corp.	Vice President, Secretary
	SEI Global Services, Inc.	Director, Senior Vice President
	SIMC Holdings, LLC	Manager
	SEI Investment Strategies, LLC	Director, Senior Vice President

	LSV Asset Management	Management Committee
	SEI Global Capital Investments, Inc.	Vice President, Secretary
	SEI Investments (Asia), Limited	Director
	SEI Global Holdings (Cayman) Inc.	Director, Vice President, Secretary
	SEI Investments (South Africa) (PTY) Limited	Director
	SEI Investments Canada Company	Director, Secretary
	SEI Custodial Operations Company, LLC	Manager
	SEI Institutional Transfer Agent, Inc.	Director, Senior Vice President
	SIMC Subsidiary, LLC	Manager
	SEI Ventures, Inc.	Vice President, Secretary
	SEI Investments Developments, Inc.	Vice President, Secretary
	SEI Keystone Capital Holdings, LLC	Senior Vice President
	SEI Archway Finance & Operations LLC	Manager, Senior Vice President
	SEI Archway Technology Partners LLC	Manager, Senior Vice President

James Smigiel Vice President	SEI Investment Strategies, LLC	Vice President

Kevin P. Barr Director & President	SEI Investments Company	Executive Vice President
	SEI Investments Distribution Co.	Director, President, Chief Executive Officer
	SEI Global Services Inc.	Vice President
	SEI Investment Strategies, LLC	Director, President
	SEI Investments Global, Limited	Director
	SEI Investments Canada Company	Director, President

Wayne M. Withrow Director & Senior Vice President	SEI Investments Company	Executive Vice President
	SEI Investments Distribution Co.	Director
	SEI Global Services, Inc.	Director, Senior Vice President
	SEI Investments Global (Cayman), Limited	Director

Kathy C. Heilig Vice President & Treasurer	SEI Investments Company	Vice President, Controller & Chief Accounting Officer
	SEI Funds Inc.	Director, Vice President, Treasurer
	SEI Investments, Inc.	Director, Vice President, Treasurer
	SEI Global Investments Corp.	Director, Vice President & Treasurer
	SEI Insurance Group, Inc.	Vice President, Treasurer
	SEI Advanced Capital Management, Inc.	Director, Vice President, Treasurer
	SEI Primus Holding Corp.	Director, Vice President, Treasurer
	SEI Global Services, Inc.	Treasurer
	SEI Investment Strategies, LLC	Director, Vice President, Treasurer
	SEI Global Capital Investments, Inc.	Director, Vice President, Treasurer
	SEI Investments Global (Cayman), Limited	Vice President, Treasurer

	SEI Global Holdings (Cayman) Inc.	Vice President, Assistant Secretary & Treasurer
	SEI Investments Canada Company	Vice President
	SEI Ventures, Inc.	Director, Vice President, Treasurer
	SEI Investments Developments, Inc.	Director, Vice President, Treasurer
	SEI Investments Global Funds Services	Vice President, Treasurer
	SEI Keystone Capital Holdings, LLC	Vice President
	SEI Archway Finance & Operations LLC	Vice President
	SEI Archway Technology Partners LLC	Vice President
	Huntington Steele LLC	Manager

Timothy D. Barto General Counsel, Vice President & Secretary	SEI Investments Company	Vice President-Legal & Assistant Secretary
	SEI Funds, Inc.	Vice President
	SEI Global Services, Inc.	Vice President
	SIMC Holdings, LLC	Manager
	SEI Investment Strategies, LLC	General Counsel, Vice President, Secretary
	SIMC Subsidiary, LLC	Manager
	SEI Institutional Transfer Agent, Inc.	General Counsel, Secretary
	Huntington Steele LLC	Manager

Aaron Buser Vice President & Assistant Secretary	SEI Investment Strategies, LLC	Vice President, Assistant Secretary
	SEI Institutional Transfer Agent, Inc.	Vice President, Assistant Secretary

David McCann Vice President & Assistant Secretary	SEI Investment Strategies, LLC	Vice President, Assistant Secretary
	SEI Institutional Transfer Agent, Inc.	Vice President, Assistant Secretary

Kevin Crowe Vice President	SEI Global Services, Inc.	Vice President

Paul F. Klauder Director & Senior Vice President	SEI Investments Company	Executive Vice President
	SEI Investments Distribution Co.	Director
	SEI Global Services, Inc.	Vice President
	SEI Trust Company	Director, Vice President
	SEI Investments Strategies, LLC	Director
	SEI Investments (Asia), Limited	Director
	SEI Global Holdings (Cayman) Inc.	Director, Vice President
	SEI Investments (South Africa) (PTY) Limited	Director
	SEI Investments Canada Company	Director, Vice President

Roger Messina Vice President	SEI Global Services, Inc.	Vice President

	SEI Investments Canada Company	Vice President

Stephen Onofrio Vice President	SEI Global Services, Inc.	Vice President

Robert Wrzesniewski Vice President	SEI Global Services, Inc.	Vice President

Brian Vrabel Vice President & Assistant Secretary	SEI Funds, Inc.	Vice President
	SEI Investment Strategies, LLC	Vice President, Assistant Secretary

Raquell Baker Vice President	SEI Global Services, Inc.	Vice President
	SEI Investments Canada Company	Vice President

John W. Lau Vice President	SEI Investments (Asia), Limited	Director, FATCA Responsible Officer

Stephen G. MacRae Vice President	SEI Global Services, Inc.	Vice President
	SEI Investment Strategies, LLC	Vice President

Radoslav K. Koitchev Vice President	SEI Investment Strategies, LLC	Vice President

Michael Farrell Vice President	SEI Global Services, Inc.	Vice President
	Huntington Steele LLC	Manager

Kevin Matthews Vice President	SEI Global Services, Inc.	Vice President
	SEI Investment Strategies, LLC	Director

Marcia Noa Vice President	SEI Global Services, Inc.	Vice President

Teresa Curley Vice President & FATCA Responsible Officer	SEI Investments Company	Vice President, FATCA Responsible Officer
	SEI Investments Distribution Co.	FATCA Responsible Officer
	SEI Trust Company	Vice President, FATCA Responsible Officer
	SEI Funds, Inc.	Vice President, FATCA Responsible Officer
	SEI Investments, Inc.	Vice President, FATCA Responsible Officer
	SEI Global Investments Corp.	Vice President, FATCA Responsible Officer
	SEI Insurance Group, Inc.	Vice President, FATCA Responsible Officer
	SEI Advanced Capital Management, Inc.	Vice President, FATCA Responsible Officer
	SEI Primus Holding Corp.	Vice President, FATCA Responsible Officer
	SEI Global Services, Inc.	Vice President, FATCA Responsible Officer
	SEI Private Trust Company	Vice President, FATCA Responsible Officer
	SIMC Holdings, LLC	Manager, Vice President, FATCA Responsible Officer
	SEI Investment Strategies, LLC	Vice President, FATCA Responsible Officer
	LSV Asset Management	Vice President, FATCA Responsible Officer
	SEI Global Capital Investments, Inc.	Vice President, FATCA Responsible Officer
	SEI Investments (Europe) Ltd.	FATCA Responsible Officer
	SEI Global Nominee Ltd.	FATCA Responsible Officer
	SEI Trustees Limited	FATCA Responsible Officer

	SEI European Services Limited	FATCA Responsible Officer
	SEI Investments Global (Cayman), Limited	Vice President, FATCA Responsible Officer
	SEI Global Holdings (Cayman) Inc.	Vice President, FATCA Responsible Officer
	SEI Investments (South Africa) (PTY) Limited	Vice President, FATCA Responsible Officer
	SEI Investments Global, Limited	Vice President, FATCA Responsible Officer
	SEI Investments Global Fund Services, Limited	Vice President, FATCA Responsible Officer
	SEI Investments Depositary and Custodial Services (Ireland) Limited	Vice President, FATCA Responsible Officer
	SEI Investments Canada Company	Vice President, FATCA Responsible Officer
	SEI Custodial Operations Company, LLC	Vice President, FATCA Responsible Officer
	SEI Institutional Transfer Agent, Inc.	Vice President, FATCA Responsible Officer
	SIMC Subsidiary, LLC	Manager, Vice President, FATCA Responsible Officer
	SEI Ventures, Inc.	Vice President, FATCA Responsible Officer
	SEI Investments Developments, Inc.	Vice President, FATCA Responsible Officer
	SEI Investments Global Funds Services	Vice President, FATCA Responsible Officer
	SEI Investments-Guernsey Limited	Vice President, FATCA Responsible Officer
	SEI Keystone Capital Holdings, LLC	Vice President, FATCA Responsible Officer
	SEI Archway Finance & Operations LLC	Vice President, FATCA Responsible Officer
	SEI Archway Technology Partners LLC	Vice President, FATCA Responsible Officer

Sean Simko Vice President	SEI Global Services, Inc.	Vice President

Aaron Von Alst	SEI Global Services, Inc.	Vice President

Income Research & Management

Income  Research & Management (“IR+M”) is a Sub-Adviser for the Registrant’s New Covenant Income Fund.  The principal business address of IR+M is 100 Federal Street, 30th Floor, Boston, Massachusetts 02110. IR+M is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of IR+M has engaged in any other business profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Parametric  Portfolio Associates LLC

Parametric Portfolio Associates LLC (“Parametric”) is a Sub-Adviser for the Registrant’s Growth Fund. The principal business address of Parametric is 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101. Parametric is an investment adviser registered under the Advisers Act.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Brian Langstraat, Chief Executive Officer	Eaton Vance Corp. Two International Place Boston, MA 02110	Board of Directors

Ross Chapin Managing Director—Corporate Development	Envestnet, Inc. 35 East Wacker Drive, Suite 2400 Chicago, IL 60601	Director

Western Asset Management  Company

Western Asset Management Company (“Western Asset”) is a Sub-Adviser for the Registrant’s Income Fund.  The  principal business address of Western Asset is 385 East Colorado Boulevard, Pasadena, California 91101.  Western  Asset is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
James W. Hirschmann III, Director, Chief Executive Officer and President	Western Asset Mortgage Capital Corporation, 385 Colorado Blvd., Pasadena, CA 91101	Director and Chairman of the Board

John D. Kenney, Non-Employee Director	Legg Mason, Inc., 100 International Drive, Baltimore, MD 21202 , Baltimore, MD 21202	Vice President
	QS Investors, LLC, 880 Third Avenue, 7th Floor, New York, NY 10022, New York, NY 10022	Director
	QS Investors Holdings, LLC, 880 Third Avenue, 7th Floor, New York, NY 10022, New York, NY 10022	Director
	QS Batterymarch Financial Management, Inc., 880 Third Avenue, 7th Floor, New York, NY 10022, New York, NY 10022	Director
	Legg Mason Charitable Foundation, Inc., 100 International Drive, Baltimore, MD 21202 , Baltimore, MD 21202	Vice President
	ClearBridge Investments, LLC, 620 Eighth Avenue, 48th Floor New York, NY 10018	Director
	Legg Mason ClearBridge Holdings LLC, 100 International Drive, Baltimore, MD 21202 , Baltimore, MD 21202	Director
	Legg Mason Australia Holdings Pty Limited , Level 47, 120 Collins Street,, Melbourne, VIC 3000, Australia, Melbourne, VIC 3000, Australia	Director
	Royce & Associates, GP, LLC, 745 Fifth Avenue, New York, NY 10151, New York, NY 10151	Manager
	Legg Mason Royce Holdings, LLC, 100 International Drive, Baltimore, MD 21202 , Baltimore, MD 21202	Manager
	EnTrustPermal Partners Holdings LLC, 375 Park Avenue, 24th Floor, New York, NY 10152, New York, NY 10152	Director
	EnTrustPermal LLC, 100 International Drive, Baltimore, MD 21202	Director

	Martin Currie (Holdings) Limited, Clarendon House, 2 Church Street, Hamilton HM11, Bermuda	Director
	Martin Currie Limited, Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES, United Kingdom	Director
	RARE Infrastructure Finance Pty Limited, Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia	Director
	RARE Infrastructure International Pty Limited, Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia	Director
	RARE Infrastructure Limited, Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia	Director
	RARE Infrastructure (Europe) Pty Limited, Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia	Director
	RARE Infrastructure (North America) Pty Limited, Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia	Director
	RARE Holdings Pty Limited, Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia	Director
	RARE Holdings Pty Limited, Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia	Director, Treasury
	LM/Clarion I, LLC, 100 International Drive, Baltimore, MD 21202	Manager
	LM/Clarion II, LLC, 100 International Drive, Baltimore, MD 21202	Manager
	Clarion Partners Holdings, LLC, 230 Park Avenue, Floor 12, New York, NY 10169	Director

Thomas C. Merchant, Non-Employee Director	Legg Mason, Inc., 100 International Drive, Baltimore, MD 21202	Executive Vice President, General Counsel and Secretary
	Legg Mason & Co., LLC, 100 International Drive, Baltimore, MD 21202	Secretary
	Legg Mason Political Action Committee , 100 International Drive, Baltimore, MD 21202	Member and Secretary
	The Baltimore Company, 100 International Drive, Baltimore, MD 21202	Secretary
	BMML, Inc., 100 International Drive, Baltimore, MD 21202	Secretary
	Brandywine Global Investment Management, LLC, 2929 Arch Street, 8th Floor, Philadelphia, PA 19104	Secretary
	Barrett Associates, Inc., 90 Park Avenue, New York, NY 10016	Secretary
	Legg Mason Charitable Foundation, Inc., 100 International Drive, Baltimore, MD 21202	Secretary
	Legg Mason Commercial Real Estate Services, Inc., 100 International Drive, Baltimore, MD 21202	Secretary
	Legg Mason International Holdings, LLC, 100 International Drive, Baltimore, MD 21202	Secretary
	Legg Mason Realty Group, Inc., 100 International Drive, Baltimore, MD 21202	Secretary

	Legg Mason Realty Partners, Inc., 100 International Drive, Baltimore, MD 21202	Secretary
	Legg Mason Tower, Inc., 100 International Drive, Baltimore, MD 21202	Secretary
	Legg Mason Holdings, LLC, 100 International Drive, Baltimore, MD 21202	Secretary
	LM Capital Support V, LLC, 100 International Drive, Baltimore, MD 21202	Secretary
	LMOBC, Inc., 600 Vine Street, Suite 2100 Cincinnati, OH 45202	Secretary
	Pelican Holdings I, LLC, 100 International Drive, Baltimore, MD 21202	Secretary
	Pelican Holdings II, LLC, 100 International Drive, Baltimore, MD 21202	Secretary
	Legg Mason Real Estate Securities Advisors, Inc., 100 International Drive, Baltimore, MD 21202	Secretary
	QS Batterymarch Financial Management, Inc., 880 Third Avenue, 7th Floor, New York, NY 10022	Director
	QS Investors, LLC, 880 Third Avenue, 7th Floor, New York, NY 10022	Director
	QS Investors Holdings, LLC, 880 Third Avenue, 7th Floor, New York, NY 10022	Director
	Western Asset Management Company Limited, 10 Exchange Square, 10th Floor, Primrose Street, London EC2A 2EN, United Kingdom	Non-Executive Director

Jennifer W. Murphy, Director and Chief Operating Officer	Western Asset Mortgage Capital Corporation, 385 Colorado Blvd., Pasadena, CA 91101	President and Chief Executive Officer

Peter H. Nachtwey, Non-Employee Director	Legg Mason, Inc., 100 International Drive, Baltimore, MD 21202	Senior Executive Vice President and Chief Financial Officer
	Legg Mason & Co., LLC, 100 International Drive, Baltimore, MD 21202	Director and President
	Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, 48th Floor, New York, NY 10018	Director
	The Baltimore Company, 100 International Drive, Baltimore, MD 21202	Director and President
	QS Batterymarch Financial Management, Inc., 880 Third Avenue, 7th Floor, New York, NY 10022	Former Director
	BMML, Inc., 100 International Drive, Baltimore, MD 21202	Director and President
	Brandywine Global Investment Management, LLC, 2929 Arch Street, 8th Floor Philadelphia, PA 19104	Former Director
	ClearBridge Investments, LLC , 620 Eighth Avenue, 48th Floor New York, NY 10018	Former Director
	Legg Mason ClearBridge Holdings LLC, 100 International Drive, Baltimore, MD 21202	Manager
	Legg Mason Fund Asset Management, Inc., 620 Eighth Avenue, 48th Floor, New York, NY 10018	Director
	ClearBridge, LLC, 100 International Drive, Baltimore, MD 21202	Manager

	Legg Mason Commercial Real Estate Services, Inc., 100 International Drive, Baltimore, MD 21202	Director and President
	Legg Mason Investment Counsel, LLC, 100 International Drive, Baltimore, MD 21202	Former Director
	Legg Mason Political Action Committee, 100 International Drive, Baltimore, MD 21202	Member and Chairman
	Legg Mason International Holdings, LLC, 100 International Drive, Baltimore, MD 21202	Director
	Legg Mason Private Portfolio Group, LLC, 620 Eighth Avenue, 48th Floor, New York, NY 10018	Director
	Legg Mason Real Estate Securities Advisors, Inc., 100 International Drive, Baltimore, MD 21202	Director and President
	Legg Mason Realty Group, Inc., 100 International Drive, Baltimore, MD 21202	Director and President
	Legg Mason Realty Partners, Inc., 100 International Drive, Baltimore, MD 21202	Director and President
	Legg Mason Tower, Inc., 100 International Drive, Baltimore, MD 21202	Director and President
	LM BAM, Inc., 46 Public Square, Suite 700 Wilkes Barre, PA 18701	Director and President
	LM Capital Support V, LLC, 100 International Drive, Baltimore, MD 21202	Director and President
	Pelican Holdings I, LLC, 100 International Drive, Baltimore, MD 21202	Director
	Pelican Holdings II, LLC, 100 International Drive, Baltimore, MD 21202	Director
	Royce & Associates, GP, LLC, 745 Fifth Avenue, New York, NY 10151	Manager
	Legg Mason Royce Holdings, LLC, 100 International Drive, Baltimore, MD 21202	Manager
	LM/Clarion I, LLC, 100 International Drive, Baltimore, MD 21202	Manager
	LM/Clarion II, LLC, 100 International Drive, Baltimore, MD 21202	Manager
	Clarion Partners Holdings, LLC, 230 Park Avenue, Floor 12, New York, NY 10169	Director
	Gray Seifert & Company, LLC, 100 International Drive, Baltimore, MD 21202	Director and President
	LM Asset Services, LLC, 620 Eighth Avenue, 48th Floor, New York, NY 10018	Director
	Legg Mason Charitable Foundation, Inc., 100 International Drive, Baltimore, MD 21202	Vice President and Treasurer

Charles A. Ruys de Perez, Secretary and General Counsel	Western Asset Holdings (Australia) Pty Ltd, Level 48, Collins Street, GPO Box 507, Melbourne, VIC 3000, Australia	Director
	Western Asset Management Company Pty Ltd, Level 48, Collins Street, GPO Box 507, Melbourne, VIC 3000, Australia	Director
	Western Asset Management Company Ltd, 5-1 Marunochi, 1-Chome, Chiyoda-Ku, Tokyo 100-6536, Japan	Director

Western Asset Management Company Pte. Ltd, 1 George Street #23-01, Singapore 049145	Director
Western Asset Management Company Limited, 10 Exchange Square,10th Floor, Primrose Street, London EC2A 2EN United Kingdom	Director

Western Asset Management  Company Limited

Western  Asset  Management Company Limited  (“Western Asset  Limited”) is a Sub-Adviser for the Registrant’s Income Fund. The principal business address of Western Asset Limited  is 10 Exchange Square, Primrose Street,  London  EC2A  2EN, United  Kingdom. Western  Asset Limited  is a registered investment adviser  under  the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Michael B. Zelouf, Director and Senior Executive Officer	Western Asset Management (UK) Holdings Limited, 10 Exchange Square,10th Floor, Primrose Street, London EC2A 2EN United Kingdom	Director

Charles A. Ruys de Perez, Director and General Counsel	Western Asset Holdings (Australia) Pty Ltd, Level 48, Collins Street, GPO Box 507, Melbourne, VIC 3000, Australia	Director
	Western Asset Management Company Pty Ltd, Level 48, Collins Street, GPO Box 507, Melbourne, VIC 3000, Australia	Director
	Western Asset Management Company Ltd, 5-1 Marunouchi 1-Chome Chiyoda-Ku, Tokyo 100-6536, Japan	Director
	Western Asset Management Company Pte. Ltd., 1 George Street #23-01, Singapore 049145	Director
	Western Asset Management Company, 385 E. Colorado Boulevard Pasadena, California, 91101	Secretary and General Counsel

Thomas C. Merchant, Non-Executive Director	Legg Mason, Inc., 100 International Drive Baltimore, MD 21202	Executive Vice President, General Counsel and Secretary
	Legg Mason & Co., LLC, 100 International Drive Baltimore, MD 21202	Secretary
	Legg Mason Political Action Committee, 100 International Drive Baltimore, MD 21202	Member and Secretary
	The Baltimore Company, 100 International Drive Baltimore, MD 21202	Secretary
	BMML, Inc., 100 International Drive Baltimore, MD 21202	Secretary
	Brandywine Global Investment Management, LLC, 2929 Arch Street, 8th Floor Philadelphia, PA 19104	Secretary
	Barrett Associates, Inc., 90 Park Avenue, New York, NY 10016	Secretary
	Legg Mason Charitable Foundation, Inc., 100 International Drive Baltimore, MD 21202	Secretary
	Legg Mason Commercial Real Estate Services, Inc., 100 International Drive Baltimore, MD 21202	Secretary
	Legg Mason International Holdings, LLC, 100 International Drive Baltimore, MD 21202	Secretary

Legg Mason Realty Group, Inc., 100 International Drive Baltimore, MD 21202	Secretary
Legg Mason Realty Partners, Inc., 100 International Drive Baltimore, MD 21202	Secretary
Legg Mason Tower, Inc., 100 International Drive Baltimore, MD 21202	Secretary
Legg Mason Holdings, LLC, 100 International Drive Baltimore, MD 21202	Secretary
LM Capital Support V, LLC, 100 International Drive Baltimore, MD 21202	Secretary
LMOBC, Inc., 600 Vine Street, Suite 2100 Cincinnati, OH 45202	Secretary
Pelican Holdings I, LLC, 100 International Drive Baltimore, MD 21202	Secretary
Pelican Holdings II, LLC, 100 International Drive Baltimore, MD 21202	Secretary
Legg Mason Real Estate Securities Advisors, Inc., 100 International Drive Baltimore, MD 21202	Secretary
QS Batterymarch Financial Management, Inc., 880 Third Avenue, 7th Floor New York, NY 10022	Director
QS Investors Holdings, LLC, 880 Third Avenue, 7th Floor New York, NY 10022	Director
Western Asset Management Company, 385 E. Colorado Boulevard Pasadena, California, 91101	Non-Employee Director

Item 32.   Principal Underwriters:

(a) Furnish  the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also  acts  as a principal underwriter, distributor or investment adviser.

The Registrant’s distributor, SEI Investments Distribution Co. (the “Distributor”), acts as distributor for:

SEI Daily Income Trust	July 15, 1982
SEI Tax Exempt Trust	December 3, 1982
SEI Institutional Managed Trust	January 22, 1987
SEI Institutional International Trust	August 30, 1988
The Advisors’ Inner Circle Fund	November 14, 1991
The Advisors’ Inner Circle Fund II	January 28, 1993
Bishop Street Funds	January 27, 1995
SEI Institutional Investments Trust	June 14, 1996
City National Rochdale Funds (f/k/a CNI Charter Funds)	April 1, 1999
Causeway Capital Management Trust	September 20, 2001
ProShares Trust	November 14, 2005
Community Capital Trust (f/k/a Community Reinvestment Act Qualified Investment Fund)	January 8, 2007
TD Asset Management USA Funds Inc.	July 25, 2007
SEI Structured Credit Fund, LP	July 31, 2007
Global X Funds	October 24, 2008
ProShares Trust II	November 17, 2008
Exchange Traded Concepts Trust (f/k/a FaithShares Trust)	August 7, 2009
Schwab Strategic Trust	October 12, 2009
RiverPark Funds Trust	September 8, 2010
Adviser Managed Trust	February 16, 2011
New Covenant Funds	March 23, 2012
Cambria ETF Trust	August 30, 2012
Highland Funds I (f/k/a Pyxis Funds I)	September 25, 2012
KraneShares Trust	December 18, 2012
SEI Insurance Products Trust	September 10, 2013
The KP Funds	September 19, 2013
The Advisors’ Inner Circle Fund III	February 12, 2014
SEI Catholic Values Trust	March 24, 2015
SEI Hedge Fund SPC	June 26, 2015
SEI Energy Debt Fund	June 30, 2015
Gallery Trust	January 8, 2016
Schroder Series Trust	February 10, 2017
Schroder Global Series Trust City National Rochdale Select Strategies Fund	February 10, 2017 March 1, 2017
Metaurus Equity Component Trust	October 2, 2017
Impact Shares Trust	March 1, 2018
City National Rochdale Strategic Credit Fund	May 16, 2018
Symmetry Panoramic Trust	July 23, 2018
Frost Family of Funds	May 31, 2019

The Distributor provides numerous financial services  to investment managers, pension  plan sponsors, and bank trust departments. These  services  include  portfolio evaluation, performance measurement and consulting services  (“Funds  Evaluation”) and automated execution, clearing  and settlement of securities transactions (“MarketLink”).

(b) Furnish  the Information required  by the following table with respect  to each director, officer or partner  of each principal underwriter named  in the answer  to Item 20 of Part B. Unless  otherwise noted, the business address  of each director  or officer is One Freedom Valley  Drive,  Oaks, Pennsylvania 19456.

Name	Position and Office With Underwriter	Positions and Offices With Registrant
William M. Doran	Director	Trustee
Paul F. Klauder	Director	—
Wayne M. Withrow	Director	—
Kevin P. Barr	Director, President & Chief Executive Officer	—
Maxine J. Chou	Chief Financial Officer, Chief Operations Officer, & Treasurer	—
Jennifer H. Campisi	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary	—
John C. Munch	General Counsel & Secretary	—
Mark J. Held	Senior Vice President	—
John P. Coary	Vice President & Assistant Secretary	—
Lori L. White	Vice President & Assistant Secretary	—
Judith A. Rager	Vice President	—
Jason McGhin	Vice President	—
Gary Michael Reese	Vice President	—
Robert M. Silvestri	Vice President	—

Item 33.   Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules thereunder will be maintained at the offices of:

New Covenant Funds

One Freedom Valley Drive

Oaks, Pennsylvania 19456

SEI Investments Management Corporation

One Freedom Valley Drive

Oaks, Pennsylvania 19456

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

U.S. Bank National Association

425 Walnut Street

Cincinnati, Ohio 45202

Brown Brothers Harriman & Co.

40 Water Street

Boston, Massachusetts 02109

SEI Investments Global  Funds  Services

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Income Research & Management

100 Federal Street

30th Floor

Boston, Massachusetts 02110

Parametric Portfolio Associates LLC

1918 Eighth Avenue

Suite 3100

Seattle, Washington 98101

Western Asset Management Company

385 East Colorado Boulevard

Pasadena, California 91101

Western Asset Management Company Limited

10 Exchange Square

Primrose Street

London EC2A 2EN, United Kingdom

Item 34.   Management  Services

Not applicable.

Item 35.   Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 34 to Registration Statement No. 333-64981 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 29th day of August, 2019.

NEW COVENANT FUNDS

By:	/S/ ROBERT A. NESHER
Robert A. Nesher
Trustee, President & Chief Executive Officer

Pursuant to the requirements of the Securities Act  of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons  in the capacities and on the date(s) indicated.

*	Trustee	August 29, 2019
William M. Doran

*	Trustee	August 29, 2019
George J. Sullivan, Jr.

*	Trustee	August 29, 2019
Nina Lesavoy

*	Trustee	August 29, 2019
James M. Williams

*	Trustee	August 29, 2019
Mitchell A. Johnson

*	Trustee	August 29, 2019
Hubert L. Harris, Jr.

*	Trustee	August 29, 2019
Susan C. Cote

*	Trustee	August 29, 2019
James B. Taylor

/S/ ROBERT A. NESHER	Trustee, President & Chief Executive Officer	August 29, 2019
Robert A. Nesher

/s/ JAMES HOFFMAYER	Controller & Chief Financial Officer	August 29, 2019
James Hoffmayer

*By:	/S/ ROBERT A. NESHER
Robert A. Nesher
Attorney-in-Fact

EXHIBIT INDEX

Exhibit Number	Description
EX-99.B(d)(2)	Amended Schedule B, as last revised July 1, 2019, to the Investment Advisory Agreement, dated February 20, 2012, between the Registrant and SIMC

EX-99.B(d)(6)	Amended Schedule B, as last revised July 1, 2019, to the Investment Sub-Advisory Agreement, dated March 30, 2012, between SIMC and Parametric Portfolio Associates LLC

EX-99.B(g)(4)	Eleventh Amendment to the Amended and Restated Multi-Trust Custody Agreement, dated August 1, 2016, between the Registrant and U.S. Bank National Association

EX-99.B(g)(5)	Thirteenth Amendment to the Amended and Restated Multi-Trust Custody Agreement, dated December 11, 2017, between the Registrant and U.S. Bank National Association

EX-99.B(p)(6)	The Code of Ethics for Parametric Portfolio Associates LLC, dated January 30, 2019